UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22648

Aspiriant Trust

(Exact name of registrant as specified in charter)

11100 Santa Monica Boulevard Suite 600

Los Angeles, California 90025

(Address of principal executive offices) (Zip code)

Robert J. Francais

Aspiriant Trust

11100 Santa Monica Boulevard Suite 600

Los Angeles, California 90025

(Name and address of agent for service)

Registrant's telephone number, including area code: (310) 806-4000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

ASPIRIANT DEFENSIVE ALLOCATION FUND

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Each, a series of Aspiriant Trust

Shareholder Report

March 31, 2023

ASPIRIANT TRUST

TABLE OF CONTENTS

Letter to Shareholders	2
Growth of a $10,000 Investment and Performance	10
Summaries of Investments	14
Schedules of Investments	18
Statements of Assets and Liabilities	47
Statements of Operations	49
Statements of Changes in Net Assets	51
Financial Highlights	53
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	78
Other Information	80
Expense Examples	82
Trustees and Officers	84
Privacy Policy	86

2

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Letter to Shareholders

March 31, 2023

The Aspiriant Risk-Managed Taxable Bond Fund (“Taxable Bond Fund” or the “Fund”) returned -3.89% for the fiscal year ended March 31, 2023. Over the same period, Taxable Bond Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark”), returned -4.78%. Corporate high yield issues outperformed higher rated bonds as represented by the Bloomberg U.S. Corporate High Yield Index’s return of –3.34% for the fiscal year ended March 31, 2023, providing a buffer with their higher yield component.

The first half of the fiscal year saw pressure on bond prices due to higher interest rates. Meanwhile, the second half of the year brough positive returns as interest rates subsided. Inflation and the Federal Reserve were much more active in 2022 than expected at the beginning of the year. This caused the Benchmark yield to peak in October at 5.21% after starting the year at 2.92%. Easing inflation pressures and the concerns in the banking sector caused yields to end the fiscal year at 4.40%.

The Fund’s core funds, which generally have strategies closer to the Benchmark, returned approximately -4.12% net over the one-year period ended March 31, 2023. While the Fund’s opportunistic funds, which have strategies distinct from the Benchmark, returned approximately -4.05% net over the same period. Maintaining a shorter duration than the Benchmark helped the Fund outperform the Benchmark.

The fiscal year started with concerns over the economy from continued and growing inflation concerns and the heartbreaking news from Ukraine. The geopolitical impact on the fixed income and equity markets fell on the world due to worries over contagion. Markets were immediately impacted by strategic concerns and questions, such as, with whom China would align and how does this impact China’s view of Taiwan. Emerging markets performance was dramatically impacted by these events. This was exemplified by the GMO Emerging Country Debt Fund which returned approximately -6.37% underperforming the Benchmark for the one-year period ended March 31, 2023, and negatively impacted the performance of the Fund.

Investments that generally held higher yielding investments generally performed better as they provided a buffer to rising rates. In the end, we believe that higher rates are good for bond investors and may provide for higher future returns.

In April, the Fund made an investment in the AG Direct Lending Fund IV Annex, L.P., a private fund that invests primarily in privately negotiated, secured cash-flow based loans to private equity sponsor-backed North American middle market companies. Even as the economy has slowed, its portfolio of loans has performed well and provided a yield enhancement to the Fund.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971. As of the prospectus dated 8/1/2022, the Fund’s gross expense ratio is 0.93%, and the net expense ratio applicable to investors is 0.69%. The adviser has contractually agreed to waive certain fees through at least 7/31/2023. This information may differ from the expense ratios disclosed in this report.

3

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

LETTER TO SHAREHOLDERS (Continued)

March 31, 2023

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser or distributor.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There is no guarantee that the Fund will achieve its investment objective. The cost of investing in a fund of funds may be higher than other mutual funds as the Fund will bear not only its own direct expenses but also a portion of expenses of the underlying funds. The Fund’s performance is tied to the performance of the underlying funds which means that if one or more of the underlying funds fails to meet its objective then the performance of the Fund may be adversely impacted.

The Fund’s asset allocation percentages are made across a broad range of investment strategies which may expose investors to increased risks. This may include investing significant portions of assets in certain asset classes and industries within certain economic sectors which may be unfavorably affected by the same political, economic or market events. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

As a result of its investments in underlying funds, the Fund is exposed to the principal risks of underlying funds. These risks include asset and mortgage-backed securities, call, counterparty, credit, defaulted securities, derivatives, emerging markets, extension, floating rate loan, foreign securities and currencies, high yield securities, income, inflation index bond, interest rate, large shareholder, leverage, preferred securities, prepayment, restricted securities, sector, short sale and zero coupon bond risks. Further information about these and other risk considerations are described in detail in the Fund’s prospectus.

Income may be subject to the alternative minimum tax.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The Bloomberg U.S. Aggregate Bond Index is an uninvestable, unmanaged, broad fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. It is not possible to invest directly in an index.

The Bloomberg U.S. Corporate High Yield Bond Index is an uninvestable, unmanaged index that measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. It is not possible to invest directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

4

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS

March 31, 2023

The Aspiriant Risk-Managed Municipal Bond Fund (“Municipal Bond Fund” or the “Fund”) returned -0.88% for the fiscal year ended March 31, 2023. Over the same period, the Municipal Bond Fund’s benchmark, the Bloomberg Municipal Bond Index (the “Benchmark”), returned 0.26%.

Municipal bond prices fell as higher interest rates caused lower bond prices. The Benchmark started the year with a yield of 2.60%. Municipal bond prices fell in the first six months as yields peaked in October at 4.22%. The second half provided strong returns as the market began to anticipate the end of interest rate increases by the Federal Reserve. The year ended with the Benchmark yield at 3.25%.

For the first time in years, investment grade bonds outperformed high yield municipal bonds which provided a return of -4.49%, as measured by the Bloomberg High Yield Municipal Bond Index, for the one-year period ended March 31, 2023. The Fund’s allocation to high yield municipal bonds negatively contributed to performance as their higher yields did not make up for concerns that issuers may have a harder time refinancing or making payments if the economy dips into a recession. This concern led to a widening of the credit spread causing prices to fall more for high yield bonds than their investment grade counterparts.

We believe we have the best-in-class municipal bond managers, and the Fund is well positioned to take advantage of any dislocations that occurs as the Federal Reserve tries to manage the US economy to a “soft” landing.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971. As of the prospectus dated 8/1/2022, the Fund’s gross expense ratio is 0.55%, and the net expense ratio applicable to investors is 0.42%. The adviser has contractually agreed to waive certain fees through at least 7/31/2023. This information may differ from the expense ratios disclosed in this report.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser, the sub-advisers or distributor.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The Fund is exposed to the same risks that are associated with investing in underlying municipal securities owned by the Fund. The actual cost of investing in underlying funds may be higher than a direct investment in such securities because the Fund will bear its pro rata portion of the expenses of the underlying funds in addition to its own direct expenses. The Fund is subject to interest rate risk; as interest rates rise, bond prices generally fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. Investments in securities of non-U.S. issuers or U.S. issuers with significant non-U.S. operations may present more risk. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

5

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS (Continued)

March 31, 2023

The use of derivatives involves substantial financial risks and transaction costs. Certain derivatives may be illiquid. The Fund’s use of inverse floaters may magnify the potential for losses. The Fund periodically engages in portfolio leverage and when doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

These and other risk considerations, such as preferred securities, call, counterparty, extension, defaulted securities, income, municipal lease obligations, political and economic, prepayment, restricted securities, tax, zero coupon bond risks, and, as a result of investing in underlying funds, short sale risk, are described in detail in the Fund’s prospectus.

Income may be subject to the alternative minimum tax.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market. It includes most investment-grade tax-exempt bonds that are issued by state and local governments. It is not possible to invest directly in an index.

The Bloomberg High Yield Municipal Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prerefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

6

ASPIRIANT DEFENSIVE ALLOCATION FUND

LETTER TO SHAREHOLDERS

March 31, 2023

The Aspiriant Defensive Allocation Fund (“Defensive Allocation Fund” or the “Fund”) returned -3.71% for the one-year period ended March 31, 2023. Over the same period, the Fund’s benchmark, the HFRI Fund of Funds Composite Index (the “Benchmark”), returned -1.10%.

Core Diversifiers, global asset allocation strategies that invest across a wide range of financial markets and geographies, returned approximately -3.57% net for the one-year period ended March 31, 2023. Performance of the Core Diversifiers held up well in the face of increased volatility brought on by inflation and as central banks began to pull back their accommodative fiscal policies. Core Diversifiers benefited from GMO Benchmark-Free Allocation Fund which provided a return of +2.39% for the one-year period. Meanwhile, our performance in JP Morgan Global Allocation Fund was a detractor returning -7.49% for the year.

Alternative Diversifiers, investments in strategies with return patterns that are less sensitive to movements in traditional markets, provided an approximate return of -3.56% net for the one-year period ended March 31, 2023. This category benefited from GMO Equity Dislocation Fund – Class A and Eaton Vance Global Macro Absolute Return Advantage Fund returning +3.51% and +3.75%, respectively.

The Fund’s allocations to private funds (All Weather Portfolio Limited, Millennium International, Ltd. and Elliott Associates, L.P.) performed well with a blended return of -1.45% for the one-year period ended March 31, 2023. During the year, the Fund added the Managed Fund / Bridgewater Fund Limited, a European registered fund. The strategy is a global macro strategy that looks to take advantage of dislocations in various global markets. The Fund also made an allocation to the Lazard Rathmore Alternative Fund which utilizes an actively traded convertible arbitrage/special situations strategy.

We believe the Fund may continue to be a key part of a broader portfolio as cash rates have increased and performance expectations for the Fund have increased with them.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971. As of the prospectus dated 8/1/2022, the Fund’s gross expense ratio is 2.49%, and the net expense ratio applicable to investors is 2.40%. The adviser has contractually agreed to waive certain fees through at least 7/31/2023. This information may differ from the expense ratios disclosed in this report.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser or distributor.

7

ASPIRIANT DEFENSIVE ALLOCATION FUND

LETTER TO SHAREHOLDERS (Continued)

March 31, 2023

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There is no guarantee that the Fund will achieve its investment objective. The cost of investing in a fund of funds may be higher than other mutual funds as the Fund will bear not only its own direct expenses but also a portion of expenses of the underlying funds. The Fund’s performance is tied to the performance of the underlying funds which means that if one or more of the underlying funds fails to meet its objective then the performance of the Fund may be adversely impacted.

The Fund’s asset allocation percentages are made across a broad range of investment strategies which may expose investors to increased risks. This may include investing significant portions of assets in certain asset classes and industries within certain economic sectors which may be unfavorably affected by the same political, economic or market events. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

As a result of its investments in underlying funds, the Fund is exposed to the principal risks of underlying funds. These risks include alternative strategies, asset-backed and mortgage-backed securities, call, commodity, counterparty, covered calls and equity collars, credit, defaulted securities, derivatives, emerging markets, extension, floating rate loan, foreign securities and currencies, high yield securities, income, interest rate, inverse floaters, large shareholder, leverage, preferred securities, prepayment, REIT and real estate, restricted securities, sector, short sale, small and mid-cap company and zero coupon bond risks. Further information about these and other risks may be found in the prospectus.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The HFRI Fund of Funds Composite Index is an uninvestable, unmanaged index that is an equal weighted index of over 800 constituent hedge fund of funds that invest over a broad range of strategies.

8

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Letter to Shareholders

March 31, 2023

The Aspiriant Risk-Managed Equity Allocation Fund (“Equity Allocation Fund” or the “Fund”) returned -3.58% for the fiscal year ended March 31, 2023. Over the same period, Equity Allocation Fund’s benchmark, the MSCI ACWI Index (the “Benchmark”), returned -7.44%. During the one-year period ended March 31, 2023, U.S. equities, as measured by the S&P 500 Index, returned -7.73% while international stocks, as measured by the MSCI EAFE Index and the MSCI Emerging Markets Index, returned -1.38% and -10.70%, respectively.

The fiscal year started with concerns over the economy from continued, and growing, inflation concerns and the heartbreaking news from Ukraine. The geopolitical impact on the markets fell on the world due to worries over contagion. Markets were immediately impacted by strategic concerns and questions, such as, with whom China would align and how does this impact China’s view of Taiwan. Some of this concern has subsided — for the time being at least. Pockets of the world did see strong performance during the year, specifically countries that benefit from higher commodity prices, but in general, the conflict has dragged down emerging markets performance. This was exemplified by emerging market equities. Baillie Gifford Emerging Markets Equities Fund, which returned approximately -9.08%, outperformed the MSCI Emerging Markets Index but negatively impacted the performance of the fund and underperformed the Benchmark for the one-year period ended March 31, 2023.

The second half of the fiscal year saw markets rebound as hopes that inflation was beginning to moderate. This brought an increased optimism the US Federal Reserve would be able to orchestrate a “soft” landing of the US economy and not send the US and global economy into a recession. The fiscal year ended with turmoil in the banking sector due to the failure of Signature Bank and Silicon Valley Bank. Overall, the market was able to withstand the pressure from these events and end the year with a strong quarter.

The Fund’s allocations to sub-advisors and underlying funds utilizing quality and/or low volatility equity approaches performed well during the year. The Fund’s sub-advisers and underlying funds that have a Quality mandate returned -4.14% net for the one-year period ended March 31, 2023, outperforming the Benchmark. Meanwhile, the low volatility strategies returned -1.22% net.

The Fund hired Grantham, Mayo, Van Otterloo & Co. LLC as a sub-adviser to expand the Fund’s quality exposure when appropriate.

The Fund’s investments in private funds, RIEF Strategic Partners Fund LLC, Bridgewater All Weather China, Ltd., and GMO Equity Dislocation Fund, returned 1.30% for the one-year period ended March 31, 2023, as their strategies benefited from volatility returning to the markets. We believe these investments have great potential to continue to dampen volatility in the Fund and to provide outperformance as volatility is likely to continue with the Federal Reserves continued battle with inflation.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971. As of the prospectus dated 8/1/2022, the Fund’s gross expense ratio

9

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

LETTER TO SHAREHOLDERS (Continued)

March 31, 2023

is 0.87%, and the net expense ratio applicable to investors is 0.73%. The adviser has contractually agreed to waive certain fees through at least 7/31/2023. This information may differ from the expense ratios disclosed in this report.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, asset allocation, investing in smaller companies with limited resources and the use of predictive models. Low volatility and quality investing may go in and out of favor which may cause the Fund to sometimes underperform other equity funds. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

Foreign securities, including depositary receipts, have additional risks including currency rate changes, political and economic instability, less regulation and market liquidity. Investments in emerging markets involve even greater risks.

The adviser and sub-advisers may be unable to construct the Fund’s investment portfolio such that the intended federal tax implications, when making investment decisions with respect to individual securities, are achieved.

The actual cost of investing in underlying funds may be higher than a direct investment in such securities because the Fund will bear its pro rata portion of the expenses of the underlying funds in addition to its own direct expenses. As a result of its investments in underlying funds, the Fund is exposed to the principal risks of underlying funds. These risks include counterparty, derivatives, focused investment, large shareholder, leverage and short sale risks. Further information about these and other risks may be found in the prospectus.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It is not possible to invest directly in an index.

The S&P 500 Index is a market capitalization-weighted index that includes 500 stocks representing all major industries. Returns are denominated in U.S. Dollars and include reinvested dividends. It is not possible to invest directly in an index.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. It is not possible to invest directly in an index.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. It is not possible to invest directly in an index.

10

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Growth of a $10,000 Investment and Performance

March 31, 2023 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Shares made as of the close of business on March 29, 2018 (Commencement of the Fund’s Operations).

Total Returns as of March 31, 2023	1 Year	5 Year	Annualized Since Inception*
Aspiriant Risk-Managed Taxable Bond Fund	(3.89)%	0.87%	0.87%
Bloomberg U.S. Aggregate Bond Index(1)	(4.78)%	0.91%	0.90%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Adviser has contractually agreed to waive its advisory fee from 0.25% to 0.08% through July 31, 2023. The Adviser has also contractually agreed to waive its administrative services fee from 0.10% to 0.03% through July 31, 2023. Both arrangements may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business March 29, 2018 (commencement of operations) through March 31, 2023.

(1)

The Bloomberg U.S. Aggregate Bond Index is an uninvestable, unmanaged, broad fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest in an index, although they can invest in their underlying securities.

11

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

March 31, 2023 (Unaudited)

The above graph assumes an initial investment of $10,000 in Shares made as of the close of business on July 1, 2015 (Commencement of the Fund’s Operations).

Total Returns as of March 31, 2023	1 Year	5 Year	Annualized Since Inception*
Aspiriant Risk-Managed Municipal Bond Fund	(0.88)%	2.24%	2.49%
Bloomberg Municipal Bond Index (1)	0.26%	2.03%	2.30%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Adviser has contractually agreed to waive its advisory fee from 0.27% to 0.21% through July 31, 2023. The Adviser has also contractually agreed to waive its administrative services fee from 0.10% to 0.03% through July 31, 2023. Both arrangements may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business July 1, 2015 (commencement of operations) through March 31, 2023.

(1)

The Bloomberg Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

12

ASPIRIANT DEFENSIVE ALLOCATION FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

March 31, 2023 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Shares made as of the close of business on December 14, 2015 (Commencement of the Fund’s Operations).

Total Returns as of March 31, 2023	1 Year	5 Year	Annualized Since Inception*
Aspiriant Defensive Allocation Fund	(3.71)%	1.96%	2.80%
HFRI Fund of Funds Composite Index (1)	(1.10)%	3.27%	3.33%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Adviser has contractually agreed to waive its administrative services fee from 0.10% to 0.01% through July 31, 2023. This arrangement may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business December 14, 2015 (commencement of operations) through March 31, 2023.

(1)	The HFRI Fund of Funds Composite Index is an uninvestable, unmanaged index that is an equal weighted index of over 650 constituent hedge fund of funds that invest over a broad range of strategies.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest in an index, although they can invest in their underlying securities.

13

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Growth of a $10,000 Investment and Performance

March 31, 2023 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Advisor Shares made as of the close of business on April 4, 2013 (Commencement of the Fund’s Operations).

Total Returns as of March 31, 2023	1 Year	5 Year	Annualized Since Inception*
Aspiriant Risk-Managed Equity Allocation Fund
Advisor Shares	(3.58)%	4.07%	5.61%
MSCI ACWI Index (1)	(7.44)%	6.93%	8.17%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Adviser has contractually agreed to waive its advisory fee from 0.24% to 0.16% through July 31, 2023. The Adviser has also contractually agreed to waive its administrative services fee from 0.10% to 0.04% through July 31, 2023. Both arrangements may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business April 4, 2013 (commencement of operations) through March 31, 2023.

(1)

The MSCI ACWI Index, which captures large and mid-cap representation, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

14

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

SUMMARY OF INVESTMENTS

As of March 31, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Open-End Mutual Funds
Domestic	79.5%
Foreign	8.6%
Total Open-End Mutual Funds	88.1%
Private Fund
Opportunistic	5.0%
Total Private Fund	5.0%
Short-Term Investment	6.9%
Total Investments	100.0%
Liabilities in excess of other assets	(0.0)%[1]
Total Net Assets	100.0%

[1]	Rounds to less than 0.05%.

See accompanying Notes to Financial Statements.

15

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SUMMARY OF INVESTMENTS

As of March 31, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Municipal Bonds
General	15.6%
Medical	9.5%
Transportation	7.0%
General Obligation	6.2%
Development	5.9%
Airport	5.7%
Water	5.4%
Education	4.9%
Higher Education	4.0%
School District	3.6%
Housing	1.4%
Power	1.1%
Utilities	1.1%
Other	3.0%
Total Municipal Bonds	74.4%
Common Stock	0.2%
Exchange-Traded Fund	4.8%
Closed-End Mutual Funds	0.6%
Private Funds	11.1%
Short-Term Investment	8.0%
Total Investments	99.1%
Other assets less liabilities	0.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

16

ASPIRIANT DEFENSIVE ALLOCATION FUND

SUMMARY OF INVESTMENTS

As of March 31, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Foreign Collective Investment Funds
Market Neutral	11.6%
Multi-Strategy/Style	8.5%
Total Foreign Collective Investment Funds	20.1%
Open-End Mutual Funds
Global Allocation	37.6%
Global Macro	5.5%
Merger Arbitrage	5.4%
Total Open-End Mutual Funds	48.5%
Exchange-Traded Fund
Real Asset	6.2%
Total Exchange-Traded Fund	6.2%
Private Funds
Multi-Strategy/Style	9.3%
Global Allocation	4.9%
Total Private Funds	14.2%
Short-Term Investment	10.7%
Total Investments	99.7%
Other assets less liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

17

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Summary of Investments

As of March 31, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	6.7%
Health Care	4.0%
Industrials	2.2%
Communications	2.2%
Consumer Discretionary	2.0%
Consumer Staples	1.9%
Financials	1.9%
Other	1.3%
Total Common Stocks	22.2%
Exchange-Traded Funds	17.5%
Foreign Collective Investment Fund	5.8%
Open-End Mutual Funds	33.0%
Private Funds	14.3%
Short-Term Investments	7.7%
Total Investments	100.5%
Liabilities in excess of other assets	(0.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

18

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Schedule of Investments

As of March 31, 2023

Number of Shares		Value
	OPEN-END MUTUAL FUNDS — 88.1%
	CORE — 78.5%
3,836,629	DoubleLine Total Return Bond Fund - I Class	$34,414,566
7,010,525	MetWest Total Return Bond Fund - Plan Class[1]	60,851,356
2,762,222	PIMCO Income Fund - Institutional Class	28,865,222
2,003,931	River Canyon Total Return Bond Fund - Institutional Class	20,179,582
1,015,010	Vanguard Total Bond Market Index Fund - Institutional Class	9,855,749
		154,166,475
	OPPORTUNISTIC — 9.6%
960,646	GMO Emerging Country Debt Fund, Class VI	16,974,616
375,074	Vanguard High-Yield Corporate Fund - Admiral Shares	1,965,385
		18,940,001
	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $199,573,840)	173,106,476

	PRIVATE FUND[2] — 5.0%
	OPPORTUNISTIC — 5.0%
	AG Direct Lending Fund IV Annex, LP3	9,855,677

	TOTAL PRIVATE FUND
	(Cost $9,110,537)	9,855,677

Number of Shares		Value
	SHORT-TERM INVESTMENT — 6.9%
13,607,842	JPMorgan Prime Money Market Fund - Institutional Shares, 4.89%[4]	$13,611,925

	TOTAL SHORT-TERM INVESTMENT
	(Cost $13,613,032)	13,611,925

	TOTAL INVESTMENTS — 100.0%
	(Cost $222,297,409)	196,574,078
	Liabilities in excess of other assets — (0.0)%[5]	(24,955)

	TOTAL NET ASSETS — 100.0%	$196,549,123

[1]

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

[2]	The Private Funds are generally offered in private placement transactions and as such are often illiquid and generally restricted as to resale.

[3]	The investment was acquired on 4/8/2022. The cost is $9,110,537.

[4]	The rate is the annualized seven-day yield at period end.

[5]	Rounds to less than 0.05%.

LP — Limited Partnership

See accompanying Notes to Financial Statements.

19

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS — 74.4%
	ALABAMA — 2.0%
$1,715,000	Alabama Special Care Facilities Financing Authority-Birmingham AL, 5.00%, 11/15/2046, Call 05/15/2026	$1,753,159
	Black Belt Energy Gas District
2,000,000	4.00%, 06/1/2051, Call 09/1/2031[1]	1,971,981
1,000,000	4.00%, 10/1/2052, Call 09/1/2026[1]	987,642
1,950,000	5.25%, 02/1/2053, Call 03/1/2029[1]	2,054,980
500,000	4.62% (SIFMA Municipal Swap Index Yield+ 65 basis points), 04/1/2053, Call 07/1/2027[2]	482,545
500,000	County of Jefferson Sewer Revenue, AGM, 5.25%, 10/1/2048, Call 10/1/2023	512,491
	Health Care Authority for Baptist Health
1,000,000	5.00%, 11/15/2036, Call 11/15/2032	1,099,762
875,000	5.00%, 11/15/2037, Call 11/15/2032	953,101
1,080,000	Hoover Industrial Development Board, 5.75%, 10/1/2049, Call 10/1/2029[3]	1,102,831
2,520,000	Jacksonville Public Educational Building Authority, 5.00%, 07/1/2044, Call 07/1/2027	2,562,709
1,200,000	Selma Industrial Development Board, 1.38%, 05/1/2034[1]	1,118,687
1,710,000	Southeast Alabama Gas Supply District, 3.97% (1-Month USD Libor+ 85 basis points), 06/1/2049, Call 03/1/2024[2]	1,712,637
1,500,000	Southeast Energy Authority A Cooperative District, 5.25%, 01/1/2054, Call 04/1/2029[1]	1,582,993
1,900,000	UAB Medicine Finance Authority, 5.00%, 09/1/2033, Call 09/1/2029	2,122,552
		20,018,070
	ARIZONA — 1.0%
500,000	Arizona Health Facilities Authority, 5.00%, 02/1/2043, Call 04/25/2023	500,224
	Arizona Industrial Development Authority
805,000	4.00%, 03/1/2027[4]	776,433
600,000	4.00%, 07/1/2041, Call 07/1/2026	537,190

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ARIZONA (Continued)
$530,000	5.00%, 07/1/2047, Call 07/1/2027[4]	$483,474
213,315	Cahava Springs Revitalization District, 7.00%, 07/1/2041, Call 07/1/20274 5	164,253
1,250,000	City of Peoria , 3.00%, 07/15/2033, Call 07/15/2031	1,259,986
696,000	Eastmark Community Facilities District #1, 5.20%, 07/1/2039, Call 07/1/2025[4]	666,630
645,000	Industrial Development Authority of the City of Phoenix, 5.00%, 10/1/2036, Call 10/1/2026	675,502
500,000	Industrial Development Authority of the County of Pima, 6.75%, 03/1/2034, Call 03/1/2024	501,874
340,000	Industrial Development Authority of the County of Yavapai, 5.13%, 03/1/2042, Call 05/5/2023[4]	319,030
1,000,000	La Paz County Industrial Development Authority, 5.75%, 06/15/2038, Call 06/15/2027[4]	962,670
120,000	Maricopa County Industrial Development Authority, 5.00%, 07/1/2039, Call 07/1/2029[4]	114,219
500,000	Maricopa County Pollution Control Corp., 2.40%, 06/1/2035, Call 12/1/2031	397,252
1,995,000	Salt Verde Financial Corp., 5.00%, 12/1/2032	2,128,532
785,000	Westpark Community Facility District, 5.00%, 07/15/2032, Call 07/15/2026	813,802
		10,301,071
	ARKANSAS — 0.3%
	Arkansas Development Finance Authority
1,800,000	4.50%, 09/1/2049, Call 09/1/20263 4	1,617,693
500,000	5.45%, 09/1/2052, Call 09/1/20253 4	499,973
500,000	State of Arkansas, 3.00%, 10/1/2024, Call 04/20/2023	500,111
		2,617,777
	CALIFORNIA — 6.8%
640,000	Anaheim Public Financing Authority, 5.00%, 05/1/2046, Call 05/1/2024	656,918

20

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
$1,000,000	Bay Area Toll Authority, 5.22% (SIFMA Municipal Swap Index Yield+ 125 basis points), 04/1/2036, Call 10/1/2026[2]	$1,010,368
1,325,000	Calexico Unified School District, BAM, 3.00%, 08/1/2052, Call 08/1/2031	1,003,497
	California Community Choice Financing Authority
500,000	4.00%, 05/1/2053, Call 05/1/2028[1]	499,690
1,000,000	5.00%, 07/1/2053, Call 05/1/2029[1]	1,051,796
1,000,000	5.19% (SOFR Rate+ 195 basis points), 12/1/2053, Call 05/1/2029[2]	1,023,078
1,000,000	5.25%, 01/1/2054, Call 10/1/2030[1]	1,024,108
95,000	California County Tobacco Securitization Agency, 4.00%, 06/1/2049, Call 06/1/2030	88,273
	California Health Facilities Financing Authority
155,000	5.00%, 08/15/2036, Call 08/15/2027	162,777
3,000,000	5.00%, 11/15/2048, Call 11/15/2027	3,108,259
	California Municipal Finance Authority
905,000	5.00%, 10/1/2035, Call 05/5/2023	870,028
1,000,000	5.00%, 02/1/2037, Call 02/1/2027	1,046,282
50,000	5.00%, 10/1/2039, Call 10/1/2027[4]	48,364
850,000	5.00%, 06/1/2046, Call 06/1/2026	853,676
1,000,000	4.00%, 12/31/2047, Call 06/30/2028[3]	931,976
1,000,000	California Pollution Control Financing Authority, 5.00%, 07/1/2037, Call 07/1/20233 4	1,000,281
	California School Finance Authority
50,000	5.00%, 08/1/2036, Call 08/1/2025[4]	52,836
650,000	5.00%, 08/1/2036, Call 08/1/2025[4]	661,555
1,250,000	5.00%, 06/1/2040, Call 06/1/2027[4]	1,212,103
100,000	5.00%, 08/1/2041, Call 08/1/2025[4]	105,672
900,000	5.00%, 08/1/2041, Call 08/1/2025[4]	907,159
350,000	6.75%, 11/1/2045, Call 11/1/2024[4]	355,914
1,000,000	California State Public Works Board, 5.00%, 10/1/2039, Call 10/1/2024	1,026,777

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
	California Statewide Communities Development Authority
$850,000	5.25%, 10/1/2043, Call 10/1/2024	$884,039
1,500,000	5.25%, 12/1/2044, Call 12/1/2024	1,503,091
1,000,000	5.50%, 12/1/2054, Call 12/1/2024	1,000,826
640,000	City of Fresno Airport Revenue, BAM, 4.75%, 07/1/2027, Call 07/1/2023[3]	642,386
200,000	City of Irvine, 5.00%, 09/2/2042, Call 09/2/2025	203,215
	City of Lathrop
500,000	5.00%, 09/2/2040, Call 09/2/2025	508,758
1,000,000	5.60%, 09/1/2049, Call 09/1/2026	963,941
	City of Los Angeles Department of Airports
1,500,000	5.00%, 05/15/2034, Call 05/15/2028[3]	1,613,984
1,000,000	5.50%, 05/15/2035, Call 11/15/2031[3]	1,165,964
2,000,000	5.00%, 05/15/2048, Call 05/15/2029[3]	2,077,543
1,895,000	Coachella Valley Water District, 5.00%, 08/1/2051, Call 08/1/2031	2,066,626
700,000	County of San Bernardino, 4.00%, 09/1/2042, Call 09/1/2024	651,609
1,250,000	Foothill-Eastern Transportation Corridor Agency, 4.00%, 01/15/2043, Call 01/15/2031	1,190,485
	Foothill-Eastern Transportation Corridor Agency, AGM
2,000,000	0.00%, 01/15/2035	1,361,826
1,000,000	5.00%, 01/15/2042, Call 01/15/2024	1,018,079
500,000	Golden State Tobacco Securitization Corp., 5.00%, 06/1/2051, Call 12/1/2031	523,564
1,000,000	Independent Cities Finance Authority, 5.00%, 09/15/2036, Call 09/15/2025	999,943
1,000,000	Jurupa Public Financing Authority, 5.00%, 09/1/2042, Call 09/1/2024	1,018,934
1,250,000	Lodi Unified School District, 3.00%, 08/1/2046, Call 08/1/2030	1,006,665
1,000,000	Los Angeles Department of Water & Power Water System Revenue, 5.00%, 07/1/2042, Call 01/1/2031	1,117,477

21

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
$300,000	M-S-R Energy Authority, 7.00%, 11/1/2034	$369,990
5,000,000	Palomar Health, AGC, 0.00%, 08/1/2032	3,643,453
850,000	Peralta Community College District, AGM, 4.00%, 08/1/2039, Call 08/1/2025	854,985
1,000,000	Perris Union High School District, 3.00%, 09/1/2037, Call 09/1/2029	915,533
1,510,000	Pico Rivera Water Authority, NATL-RE, 5.50%, 05/1/2029	1,621,130
1,000,000	Poway Unified School District Public Financing Authority, BAM, 5.00%, 10/1/2041, Call 10/1/2023	1,010,809
695,000	Riverside County Redevelopment Successor Agency, AGM, 5.00%, 10/1/2030, Call 10/1/2024	719,861
750,000	Sacramento Area Flood Control Agency, 5.00%, 10/1/2041, Call 10/1/2026	793,444
2,500,000	Sacramento City Financing Authority, AMBAC, 5.25%, 12/1/2026	2,754,871
950,000	Sacramento City Unified School District, BAM, 5.50%, 08/1/2047, Call 08/1/2030	1,072,686
1,660,000	San Bernardino County Financing Authority, NATL, 5.50%, 06/1/2037	1,715,605
1,000,000	San Francisco City & County Airport Commission-San Francisco International Airport, 5.00%, 05/1/2039, Call 05/1/2029[3]	1,058,074
2,100,000	San Joaquin Hills Transportation Corridor Agency, 5.00%, 01/15/2044, Call 01/15/2025	2,200,076
475,000	San Joaquin Hills Transportation Corridor Agency, NATL-RE, 0.00%, 01/15/2034	312,857
965,000	San Marcos Public Facilities Authority, AGM, 5.00%, 09/1/2033, Call 09/1/2024	993,193
	Santa Ana Financing Authority, NATL-RE
215,000	6.25%, 07/1/2024	220,745
215,000	6.25%, 07/1/2024	220,756

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
$500,000	Santa Monica-Malibu Unified School District, 3.00%, 08/1/2044, Call 08/1/2029	$417,964
1,000,000	South Tahoe Joint Powers Financing Authority, AGM, 4.00%, 10/1/2034, Call 10/1/2024	1,010,947
	Southern California Public Power Authority
565,000	5.00%, 11/1/2029	612,731
1,390,000	5.00%, 11/1/2033	1,539,417
	State of California
1,155,000	5.00%, 12/1/2028	1,329,639
855,000	5.00%, 04/1/2042, Call 04/1/2032	972,326
500,000	5.00%, 09/1/2042, Call 09/1/2032	571,324
1,000,000	5.00%, 09/1/2052, Call 09/1/2032	1,111,046
100,000	Temecula Public Financing Authority, 5.75%, 09/1/2032, Call 09/1/2027[4]	109,532
1,100,000	University of California, 5.50%, 05/15/2040, Call 05/15/2033	1,333,349
		69,706,685
	COLORADO — 4.3%
500,000	Broadway Station Metropolitan District No. 3, 5.00%, 12/1/2039, Call 06/1/2024	418,312
	Cathedral Pines Metropolitan District
580,000	5.00%, 12/1/2031, Call 12/1/2026	608,382
2,005,000	5.00%, 12/1/2046, Call 12/1/2026	2,043,195
	Central Platte Valley Metropolitan District
625,000	5.63%, 12/1/2038, Call 12/1/2023	636,659
500,000	5.00%, 12/1/2043, Call 12/1/2023	506,648
	City & County of Denver Airport System Revenue
1,000,000	5.50%, 11/15/2038, Call 11/15/2032[3]	1,146,507
1,000,000	5.75%, 11/15/2041, Call 11/15/2032[3]	1,152,098
2,000,000	City & County of Denver Co. Airport System Revenue, 5.00%, 12/1/2048, Call 12/1/2028[3]	2,064,284
2,000,000	City of Colorado Springs Utilities System Revenue, 5.00%, 11/15/2044, Call 11/15/2024	2,050,868

22

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	COLORADO (Continued)
	Colorado Educational & Cultural Facilities Authority
$500,000	5.00%, 12/15/2028, Call 12/15/2025[4]	$519,028
550,000	4.75%, 04/1/2030, Call 05/5/2023	550,549
1,000,000	6.00%, 12/15/2037, Call 12/15/2024	1,051,522
460,000	5.00%, 10/1/2039, Call 10/1/2027[4]	443,479
500,000	4.00%, 07/1/2041, Call 07/1/2031[4]	415,805
	Colorado Educational & Cultural Facilities Authority, MORAL OBLG
100,000	5.00%, 08/15/2034, Call 08/15/2024	102,232
1,000,000	5.00%, 03/15/2035, Call 03/15/2030	1,087,897
500,000	4.00%, 10/1/2039, Call 10/1/2024	491,928
	Colorado Health Facilities Authority
500,000	5.00%, 01/15/2035, Call 01/15/2026	520,893
500,000	5.00%, 06/1/2036, Call 06/1/2027	552,225
1,000,000	4.00%, 08/1/2039, Call 08/1/2029	964,339
500,000	8.00%, 08/1/2043, Call 02/1/2024	504,660
2,000,000	5.00%, 05/15/2045, Call 05/15/2025	2,018,367
2,000,000	4.00%, 08/1/2049, Call 08/1/2029	1,786,960
500,000	5.25%, 11/1/2052, Call 11/1/2032	528,185
500,000	Copper Ridge Metropolitan District, 5.00%, 12/1/2039, Call 12/1/2024	464,158
500,000	Denver Convention Center Hotel Authority, 5.00%, 12/1/2034, Call 12/1/2026	512,297
1,470,000	Denver Health & Hospital Authority, 5.00%, 12/1/2039, Call 12/1/2023	1,474,760
1,000,000	E-470 Public Highway Authority, NATL, 0.00%, 09/1/2037, Call 09/1/2026	505,870
480,000	E-470 Public Highway Authority, NATL-RE, 0.00%, 09/1/2030	381,893
2,000,000	Grand River Hospital District, AGM, 5.25%, 12/1/2030, Call 12/1/2028	2,220,185
1,010,000	Harvest JCT Metropolitan District, 5.38%, 12/1/2037, Call 05/5/2023	1,010,313
750,000	Heritage Todd Creek Metropolitan District, 6.13%, 12/1/2044, Call 12/1/2024	752,557

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	COLORADO (Continued)
$1,790,000	Lincoln Park Metropolitan District, AGM, 5.00%, 12/1/2042, Call 12/1/2027	$1,929,998
770,000	North Range Metropolitan District No. 1, 5.00%, 12/1/2038, Call 12/1/2025	795,941
1,000,000	Painted Prairie Public Improvement Authority, 5.00%, 12/1/2039, Call 12/1/2024	958,733
425,000	Rampart Range Metropolitan District No. 1, AGM, 5.00%, 12/1/2042, Call 12/1/2027	449,179
4,000,000	Regional Transportation District, 5.00%, 11/1/2041, Call 11/1/2026	4,217,814
1,500,000	State of Colorado, 6.00%, 12/15/2040, Call 12/15/2032	1,828,582
125,000	Sterling Hills West Metropolitan District, 5.00%, 12/1/2039, Call 12/1/2027	132,185
1,000,000	Verve Metropolitan District No. 1, 5.00%, 12/1/2041, Call 03/1/2026	953,263
575,000	Water Valley Metropolitan District No. 02, 5.25%, 12/1/2040, Call 12/1/2026	567,089
1,000,000	Weld County School District No. RE-4, SAW, 5.25%, 12/1/2047, Call 12/1/2032	1,137,385
1,000,000	Westminster Public Schools, AGM, 5.00%, 12/1/2048, Call 12/1/2028	1,070,948
		43,528,172
	CONNECTICUT — 0.8%
1,685,000	City of Bridgeport , 5.00%, 06/1/2029	1,906,725
500,000	Connecticut State Development Authority, 7.95%, 04/1/2026, Call 05/5/2023[3]	499,906
	Connecticut State Health & Educational Facilities Authority
375,000	5.00%, 06/1/2033, Call 06/1/2030	426,006
1,500,000	4.00%, 07/1/2042, Call 07/1/2032	1,380,524
1,000,000	Harbor Point Infrastructure Improvement District, 5.00%, 04/1/2039, Call 04/1/2027[4]	998,337
1,500,000	State of Connecticut Special Tax Revenue, 4.00%, 11/1/2039, Call 11/1/2031	1,528,705

23

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CONNECTICUT (Continued)
$1,250,000	State of Connecticut Special Tax Revenue, AGM, 4.00%, 05/1/2038, Call 05/1/2031	$1,289,721
		8,029,924
	DELAWARE — 0.3%
	Delaware River & Bay Authority
300,000	5.00%, 01/1/2035, Call 01/1/2032	355,830
375,000	5.00%, 01/1/2036, Call 01/1/2032	440,468
1,000,000	Delaware State Economic Development Authority, 6.75%, 09/1/2035, Call 03/1/2025[4]	1,030,499
1,500,000	Delaware Transportation Authority, 5.00%, 06/1/2055, Call 06/1/2025	1,531,580
		3,358,377
	DISTRICT OF COLUMBIA — 1.3%
	District of Columbia
1,000,000	4.00%, 04/1/2033, Call 04/1/2026	1,047,516
1,500,000	5.00%, 06/1/2041, Call 06/1/2026	1,577,275
1,465,000	5.00%, 10/15/2044, Call 04/15/2029	1,580,693
	Metropolitan Washington Airports Authority
1,520,000	4.00%, 10/1/2036, Call 10/1/2026[3]	1,527,974
1,820,000	5.00%, 10/1/2042, Call 10/1/2027[3]	1,876,825
655,000	5.00%, 10/1/2044, Call 10/1/2024[3]	657,756
500,000	Metropolitan Washington Airports Authority Aviation Revenue, 5.00%, 10/1/2046, Call 10/1/2031[3]	529,110
	Metropolitan Washington Airports Authority Dulles Toll Road Revenue
750,000	4.00%, 10/1/2035, Call 10/1/2029	763,952
615,000	6.50%, 10/1/2041, Call 10/1/2026	698,674
2,130,000	4.00%, 10/1/2049, Call 10/1/2029	1,969,272
	Washington Convention & Sports Authority
500,000	4.00%, 10/1/2035, Call 10/1/2030	518,153
875,000	4.00%, 10/1/2036, Call 10/1/2030	896,799
		13,643,999
	FLORIDA — 5.8%
1,335,000	Alachua County Health Facilities Authority, 5.00%, 12/1/2044, Call 12/1/2024	1,338,611

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
$790,000	Boggy Creek Improvement District, 5.13%, 05/1/2043, Call 05/5/2023	$790,132
100,000	Bonterra Community Development District, 4.13%, 05/1/2047, Call 05/1/2028	95,850
500,000	Broward County Water & Sewer Utility Revenue, 4.00%, 10/1/2047, Call 10/1/2031	490,330
	Capital Trust Agency, Inc.
400,000	4.38%, 06/15/2027[4]	392,689
580,000	5.35%, 07/1/2029, Call 05/5/2023	581,395
95,000	Century Gardens at Tamiami Community Development District, 4.25%, 05/1/2037, Call 05/1/2026	92,567
500,000	City of Atlantic Beach, 5.63%, 11/15/2043, Call 11/15/2023	499,058
2,000,000	City of Jacksonville FL, 3.95%, 08/1/2036, Call 05/1/2023[1]	2,000,000
2,435,000	City of Lakeland, 5.00%, 11/15/2045, Call 11/15/2024	2,439,091
500,000	City of Lakeland Department of Electric Utilities, 5.00%, 10/1/2048	601,849
450,000	City of Orlando Tourist Development Tax Revenue, AGM, 5.00%, 11/1/2033, Call 11/1/2027	492,662
1,000,000	City of Tampa , 5.00%, 11/15/2046, Call 05/15/2026	1,015,535
500,000	County of Bay, 5.00%, 09/1/2043, Call 09/1/2023	501,544
1,000,000	County of Broward Airport System Revenue, 5.00%, 10/1/2036, Call 10/1/2025[3]	1,024,492
2,350,000	County of Hillsborough, 5.00%, 10/1/2038, Call 10/1/2025	2,453,038
500,000	County of Miami-Dade Aviation Revenue, 5.00%, 10/1/2049, Call 10/1/2029[3]	513,374
	County of Miami-Dade FL Transit System
2,000,000	4.00%, 07/1/2048, Call 07/1/2028	1,939,400
1,500,000	4.00%, 07/1/2049, Call 07/1/2030	1,449,449
500,000	County of Miami-Dade Transit System, 5.00%, 07/1/2045, Call 07/1/2032	552,230
175,000	County of Palm Beach, 5.00%, 04/1/2039, Call 04/1/2029[4]	168,108

24

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
$375,000	County of Pasco FL, AGM, 5.50%, 09/1/2043, Call 03/1/2033	$420,585
1,000,000	County of Polk FL Utility System Revenue, 4.00%, 10/1/2043, Call 10/1/2030	987,815
500,000	County of St. Lucie, 3.70%, 09/1/2028, Call 04/4/2023[1]	500,000
	Florida Development Finance Corp.
750,000	6.25%, 07/1/2034, Call 07/1/2024	755,600
500,000	8.50%, 06/15/2044, Call 06/15/2023	505,326
825,000	6.13%, 06/15/2046, Call 06/15/2025[4]	827,508
1,710,000	6.50%, 01/1/2049, Call 05/5/20231 3 4	1,594,207
3,000,000	7.38%, 01/1/2049, Call 01/1/20243 4	2,772,099
2,000,000	7.25%, 07/1/2057, Call 05/5/20231 3 4	2,015,854
1,000,000	7.50%, 07/1/2057, Call 05/5/20231 3 4	987,583
500,000	Florida Higher Educational Facilities Financial Authority, 4.50%, 06/1/2033, Call 06/1/2028[4]	477,942
1,000,000	FSU Financial Assistance, Inc., 5.00%, 10/1/2030, Call 05/5/2023	1,001,862
500,000	Grand Bay at Doral Community Development District, 5.00%, 05/1/2039, Call 05/1/2024	499,206
	Greater Orlando Aviation Authority
1,000,000	5.00%, 11/15/2036, Call 05/15/2023[3]	1,000,524
1,665,000	5.00%, 10/1/2046, Call 10/1/2026[3]	1,694,929
2,000,000	4.00%, 10/1/2052, Call 10/1/2031[3]	1,878,676
1,000,000	Hernando County School District, AGM, 5.00%, 07/1/2031, Call 07/1/2026	1,070,096
2,000,000	Hillsborough County Aviation Authority, 5.00%, 10/1/2043, Call 10/1/2028[3]	2,074,627
2,000,000	Jacksonville Port Authority, 5.00%, 11/1/2044, Call 11/1/2028	2,138,754
	Lake Ashton Community Development District
65,000	5.00%, 05/1/2025	65,514
390,000	5.00%, 05/1/2037, Call 05/1/2025	387,336

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
$1,675,000	Lakeside Community Development District, 5.50%, 05/1/2035, Call 05/1/2025	$1,690,400
	Lee County Industrial Development Authority
100,000	5.75%, 06/15/2042, Call 05/5/2023[4]	96,363
2,000,000	5.00%, 11/15/2044, Call 11/15/2026	1,905,917
1,000,000	5.00%, 11/15/2049, Call 11/15/2026	931,804
870,000	Majorca Isles Community Development District, 5.38%, 05/1/2035, Call 05/1/2026	878,642
385,000	Mediterra South Community Development District, 5.00%, 05/1/2034, Call 05/5/2023	384,984
1,000,000	Miami Beach Health Facilities Authority, 5.00%, 11/15/2039, Call 11/15/2024	1,008,178
	Miami-Dade County Industrial Development Authority
630,000	5.00%, 09/15/2034, Call 09/15/2024	643,391
330,000	5.25%, 09/15/2044, Call 09/15/2024	334,742
105,000	5.00%, 09/15/2044, Call 09/15/2027[4]	106,188
1,000,000	North Sumter County Utility Dependent District, AGM, 5.00%, 10/1/2052, Call 10/1/2031	1,062,677
680,000	Putnam County Development Authority, 5.00%, 03/15/2042, Call 05/1/2028	717,665
1,500,000	Reedy Creek Improvement District, 5.00%, 06/1/2035, Call 06/1/2026	1,578,658
100,000	Stonebrier Community Development District, 4.00%, 05/1/2037, Call 05/1/2026	100,783
2,000,000	Town of Davie, 5.00%, 04/1/2048, Call 04/1/2028	2,060,307
135,000	Turtle Run Community Development District, 5.00%, 05/1/2037, Call 05/1/2028[4]	135,421

25

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
$485,000	Verandah West Community Development District, 5.00%, 05/1/2033, Call 05/5/2023	$485,038
	Wildwood Utility Dependent District, BAM
750,000	5.00%, 10/1/2036, Call 10/1/2031	860,017
1,000,000	5.00%, 10/1/2046, Call 10/1/2031	1,073,747
875,000	Windward at Lakewood Ranch Community Development District, 4.00%, 05/1/2042, Call 05/1/2032	735,754
		59,878,123
	GEORGIA — 2.1%
1,100,000	Board of Water Light & Sinking Fund Commissioners of The City of Dalton, 4.00%, 03/1/2039, Call 03/1/2030	1,104,853
1,000,000	Brookhaven Development Authority, 4.00%, 07/1/2044, Call 07/1/2029	997,928
2,000,000	Brookhaven Urban Redevelopment Agency, 4.00%, 07/1/2044, Call 07/1/2033	2,012,581
	Burke County Development Authority
500,000	2.25%, 10/1/2032[1]	499,128
500,000	2.20%, 10/1/2032, Call 11/19/2026	408,027
1,000,000	4.13%, 11/1/2045, Call 02/1/2028	914,373
	Fulton County Development Authority
500,000	5.00%, 04/1/2037, Call 04/1/2027	520,130
1,000,000	6.50%, 04/1/2043	1,000,000
500,000	George L Smith II Congress Center Authority, 5.00%, 01/1/2054, Call 01/1/2031[4]	392,380
1,100,000	Georgia Municipal Association, Inc., 4.00%, 12/1/2024	1,125,690
750,000	Georgia Ports Authority, 5.00%, 07/1/2047, Call 07/1/2032	836,493
1,000,000	Georgia State Road & Tollway Authority, 5.00%, 06/1/2032, Call 06/1/2030	1,169,776
395,000	Macon-Bibb County Urban Development Authority, 5.00%, 06/15/2027[4]	394,675
	Main Street Natural Gas, Inc.
1,100,000	4.00%, 12/1/2026	1,098,251

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	GEORGIA (Continued)
$1,470,000	5.00%, 05/15/2034, Call 05/15/2029	$1,527,211
1,500,000	4.00%, 08/1/2052, Call 05/1/20271 4	1,431,149
1,000,000	5.00%, 06/1/2053, Call 03/1/2030[1]	1,043,802
200,000	Municipal Electric Authority of Georgia, 5.00%, 01/1/2056, Call 01/1/2030	204,437
1,335,000	Municipal Electric Authority of Georgia, AGM, 5.00%, 07/1/2055, Call 01/1/2033	1,396,513
	Private Colleges & Universities Authority
1,325,000	5.00%, 04/1/2044, Call 04/1/2024	1,356,596
1,000,000	5.25%, 10/1/2051, Call 10/1/2032	1,070,658
500,000	State of Georgia, 5.00%, 07/1/2025	528,565
		21,033,216
	GUAM — 0.1%
1,000,000	Guam Government Waterworks Authority, 5.00%, 07/1/2035, Call 07/1/2024	1,012,294
250,000	Territory of Guam, 4.00%, 01/1/2042, Call 01/1/2031	226,906
		1,239,200
	HAWAII — 0.1%
1,000,000	State of Hawaii Airports System Revenue, 5.00%, 07/1/2048, Call 07/1/2028[3]	1,030,020

	IDAHO — 0.2%
300,000	Idaho Health Facilities Authority, 4.38%, 07/1/2034, Call 07/1/2024[4]	303,424
	Idaho Housing & Finance Association
370,000	6.00%, 07/1/2039, Call 07/1/2028[4]	390,154
415,000	6.00%, 07/1/2049, Call 07/1/2028[4]	432,339
565,000	6.00%, 07/1/2054, Call 07/1/2028[4]	587,289
		1,713,206
	ILLINOIS — 10.0%
	Chicago Board of Education
100,000	5.75%, 04/1/2034, Call 04/1/2027	106,790
1,000,000	6.10%, 04/1/2036, Call 04/1/2027	1,075,772
1,000,000	5.00%, 12/1/2036, Call 12/1/2030	1,024,177
180,000	5.00%, 04/1/2037, Call 04/1/2027	182,915

26

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$500,000	5.00%, 04/1/2038, Call 04/1/2028	$513,257
500,000	5.25%, 12/1/2039, Call 12/1/2024	505,418
1,000,000	5.00%, 12/1/2040, Call 12/1/2030	1,003,191
575,000	5.00%, 12/1/2042, Call 05/5/2023	561,598
1,950,000	7.00%, 12/1/2044, Call 12/1/2025	2,063,107
1,100,000	6.00%, 04/1/2046, Call 04/1/2027	1,157,619
1,900,000	Chicago Board of Education Dedicated Capital Improvement Tax, 5.75%, 04/1/2048, Call 04/1/2033	2,071,843
	Chicago O’Hare International Airport
500,000	5.00%, 01/1/2031, Call 01/1/2025[3]	511,580
1,000,000	3.88%, 01/1/2032, Call 05/5/2023	1,000,593
500,000	5.00%, 07/1/2033, Call 07/1/2028[3]	522,489
2,500,000	5.00%, 01/1/2046, Call 01/1/2025	2,529,803
1,000,000	Chicago O’Hare International Airport, AGM, 5.50%, 01/1/2053, Call 01/1/2031[3]	1,075,368
680,000	Chicago Park District, 5.00%, 11/15/2024	697,403
2,500,000	Chicago Transit Authority, 5.00%, 12/1/2046, Call 12/1/2026	2,563,753
1,500,000	Chicago Transit Authority Sales Tax Receipts Fund, 5.00%, 12/1/2055, Call 12/1/2029	1,557,325
1,885,000	Chicago Transit Authority Sales Tax Receipts Fund, BAM, 5.00%, 12/1/2046, Call 12/1/2031	2,004,892
	City of Chicago
1,000,000	5.00%, 01/1/2027	1,046,761
1,000,000	5.50%, 01/1/2033, Call 01/1/2025	1,026,457
1,835,000	5.00%, 01/1/2034, Call 01/1/2031	1,942,936
1,250,000	4.00%, 01/1/2036, Call 01/1/2031	1,200,583
880,000	6.00%, 01/1/2038, Call 01/1/2027	940,853
500,000	5.50%, 01/1/2040, Call 01/1/2025	508,354
	City of Chicago Wastewater Transmission Revenue
1,960,000	5.00%, 01/1/2028, Call 05/5/2023	1,967,579
665,000	5.00%, 01/1/2034, Call 01/1/2025	678,190
3,000,000	5.00%, 01/1/2039, Call 01/1/2024	3,004,186
	City of Chicago Waterworks Revenue
1,000,000	5.00%, 11/1/2031, Call 11/1/2024	1,024,492
1,000,000	5.00%, 11/1/2044, Call 11/1/2024	1,009,239

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$1,000,000	City of Chicago Waterworks Revenue, AGM, 5.00%, 11/1/2028, Call 11/1/2024	$1,037,126
1,270,000	County of Cook, 5.00%, 11/15/2032, Call 11/15/2030	1,453,835
	County of Cook Sales Tax Revenue
1,200,000	5.00%, 11/15/2033, Call 11/15/2027	1,298,300
1,000,000	5.00%, 11/15/2038, Call 11/15/2030	1,087,850
	Illinois Educational Facilities Authority
2,000,000	4.50%, 11/1/2036, Call 11/1/2024	2,028,336
570,000	3.90%, 11/1/2036, Call 11/1/2027	577,799
	Illinois Finance Authority
700,000	5.00%, 08/1/2026	729,059
425,000	5.00%, 08/1/2027	447,131
500,000	5.00%, 08/1/2028, Call 08/1/2027	525,316
670,000	5.00%, 03/1/2033, Call 03/1/2027	709,414
315,000	5.00%, 02/15/2034, Call 02/15/2027	339,884
500,000	5.00%, 03/1/2034, Call 03/1/2027	528,303
2,000,000	4.00%, 07/1/2034, Call 01/1/2026	2,061,538
1,420,000	4.00%, 08/1/2036, Call 08/1/2031	1,362,166
225,000	5.00%, 02/15/2037, Call 08/15/2027	225,773
1,695,000	4.00%, 07/1/2038, Call 07/1/2029	1,745,284
1,000,000	4.00%, 07/15/2039, Call 07/15/2031	1,017,183
550,000	5.00%, 09/1/2042, Call 09/1/2024	568,074
1,000,000	4.00%, 08/1/2043, Call 08/1/2031	887,142
1,590,000	5.00%, 06/1/2044, Call 12/1/2032	1,715,703
1,925,000	5.00%, 09/1/2046, Call 09/1/2026	1,955,116
2,100,000	5.00%, 02/15/2047, Call 08/15/2027	2,006,899
1,000,000	5.00%, 12/1/2047, Call 12/1/2027	1,000,089
1,250,000	4.00%, 08/15/2048, Call 08/15/2031	1,161,011
1,000,000	Illinois Municipal Electric Agency, 4.00%, 02/1/2034, Call 08/1/2025	1,018,705
1,000,000	Illinois Sports Facilities Authority, 5.25%, 06/15/2032, Call 06/15/2024	1,020,079
	Illinois State Toll Highway Authority
500,000	5.00%, 01/1/2037, Call 01/1/2024	505,492

27

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$1,000,000	5.00%, 01/1/2040, Call 01/1/2031	$1,088,406
1,500,000	5.00%, 01/1/2046, Call 01/1/2032	1,624,790
1,000,000	Illinois State University, AGM, 5.00%, 04/1/2033, Call 04/1/2028	1,102,182
1,000,000	Macon County School District No. 61 Decatur, AGM, 4.00%, 01/1/2040, Call 01/1/2027	1,002,721
	Metropolitan Pier & Exposition Authority
500,000	4.00%, 12/15/2042, Call 12/15/2031	461,993
1,355,000	5.00%, 06/15/2050, Call 12/15/2029	1,369,488
530,000	5.00%, 06/15/2057, Call 12/15/2027	533,045
	Metropolitan Pier & Exposition Authority, NATL
1,000,000	0.00%, 06/15/2029	798,748
3,300,000	0.00%, 12/15/2030	2,476,915
1,905,000	Metropolitan Water Reclamation District of Greater Chicago, 5.00%, 12/1/2041, Call 12/1/2026	2,009,210
1,000,000	Round Lake Lakewood Grove Special Service Area No. 3 & 4, BAM, 4.00%, 03/1/2033, Call 03/1/2027	1,042,123
	Sales Tax Securitization Corp.
735,000	5.00%, 01/1/2028	807,402
2,000,000	5.00%, 01/1/2034, Call 01/1/2028	2,159,072
500,000	4.00%, 01/1/2038, Call 01/1/2030	500,076
750,000	Sangamon Logan & Menard Counties Community Unit School Dist No. 15 Williamsville, BAM, 4.00%, 12/1/2039, Call 12/1/2029	757,137
1,000,000	Southwestern Illinois Development Authority, 7.13%, 11/1/2043, Call 11/1/2023	1,023,655
	State of Illinois
1,000,000	5.00%, 02/1/2025	1,035,133
1,500,000	5.50%, 07/1/2026, Call 07/1/2023	1,507,589
1,000,000	5.00%, 11/1/2026	1,069,459
1,000,000	5.00%, 10/1/2031, Call 10/1/2030	1,123,733
2,000,000	3.00%, 06/15/2033, Call 06/15/2026	1,836,235
660,000	5.00%, 03/1/2036, Call 03/1/2031	729,241
1,000,000	4.25%, 12/1/2037, Call 12/1/2027	1,009,530

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$1,500,000	5.00%, 02/1/2039, Call 02/1/2024	$1,508,476
1,000,000	5.50%, 03/1/2042, Call 03/1/2032	1,113,584
500,000	5.00%, 03/1/2046, Call 03/1/2031	529,076
1,000,000	State of Illinois Sales Tax Revenue, 5.00%, 06/15/2030	1,096,656
2,000,000	State of Illinois, BAM, 4.00%, 06/15/2030, Call 06/15/2026	2,043,982
1,500,000	University of Illinois, AGM, 4.00%, 04/1/2036, Call 04/1/2028	1,500,385
615,000	Upper Illinois River Valley Development Authority, 5.00%, 01/1/2045, Call 01/1/2027[4]	571,073
	Will County Community High School District No. 210 Lincoln-Way, BAM
550,000	0.00%, 01/1/2031	421,315
250,000	0.00%, 01/1/2032	183,926
710,000	Wonder Lake Village Special Service Area No. 1, 4.50%, 03/1/2034, Call 03/1/2025	651,208
		102,778,694
	INDIANA — 0.9%
1,450,000	City of Fishers Sewage Works Revenue, BAM, 4.00%, 07/1/2047, Call 07/1/2031	1,407,281
	Indiana Finance Authority
1,000,000	3.00%, 11/1/2030	929,499
1,000,000	3.00%, 11/1/2030	929,500
3,000,000	4.00%, 11/1/2033, Call 11/1/2027	3,061,768
1,960,000	Michigan City School Building Corp., 5.00%, 01/15/2025	2,002,150
500,000	Town of Shoals, 7.25%, 11/1/2043, Call 11/1/2023[3]	505,789
		8,835,987
	IOWA — 0.3%
	Iowa Finance Authority
1,520,000	4.75%, 08/1/2042, Call 05/5/2023	1,449,608
1,000,000	5.00%, 12/1/2050, Call 12/1/2029	975,063
4,655,000	Iowa Tobacco Settlement Authority, 0.00%, 06/1/2065, Call 06/1/2031	498,566
500,000	PEFA, Inc., 5.00%, 09/1/2049, Call 06/1/2026[1]	510,175
		3,433,412

28

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	KANSAS — 0.1%
$1,000,000	Johnson County Unified School District No. 512 Shawnee Mission, 4.00%, 10/1/2043, Call 10/1/2033	$1,006,710

	KENTUCKY — 0.7%
	Kentucky Economic Development Finance Authority
200,000	5.00%, 06/1/2037, Call 06/1/2027	203,184
1,100,000	5.00%, 07/1/2040, Call 07/1/2025	1,105,425
1,350,000	5.00%, 06/1/2045, Call 06/1/2027	1,354,582
765,000	Kentucky Municipal Power Agency, NATL, 5.00%, 09/1/2032, Call 09/1/2026	811,721
2,600,000	Kentucky Public Energy Authority, 4.00%, 01/1/2049, Call 10/1/2024[1]	2,599,010
1,000,000	Paducah Electric Plant Board, AGM, 5.00%, 10/1/2035, Call 10/1/2026	1,058,562
		7,132,484
	LOUISIANA — 1.2%
1,165,000	Ascension Parish Industrial Development Board, Inc., 6.00%, 07/1/2036, Call 07/1/2023	1,166,944
1,500,000	Jefferson Sales Tax District, AGM, 5.00%, 12/1/2037, Call 12/1/2027	1,591,137
1,205,000	Louisiana Local Government Environmental Facilities & Community Development Authority, 5.00%, 10/1/2041, Call 10/1/2027	1,243,476
1,000,000	Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 5.00%, 10/1/2043, Call 10/1/2027	1,031,967
	Louisiana Public Facilities Authority
500,000	8.13%, 12/15/2033, Call 12/15/2023	504,458
1,000,000	5.00%, 05/15/2035, Call 05/15/2025	1,033,309
885,000	6.50%, 07/1/2036, Call 07/1/20233 4	887,734
1,400,000	5.00%, 07/1/2042, Call 07/1/2027	1,433,210
	New Orleans Aviation Board
500,000	5.00%, 10/1/2035, Call 10/1/2028	544,333

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	LOUISIANA (Continued)
$1,500,000	5.00%, 01/1/2048, Call 01/1/2027[3]	$1,519,694
1,260,000	Port New Orleans Board of Commissioners, AGM, 5.00%, 04/1/2038, Call 04/1/2028[3]	1,308,033
		12,264,295
	MAINE — 0.7%
	Maine Health & Higher Educational Facilities Authority
1,000,000	5.00%, 07/1/2028, Call 07/1/2027	1,085,426
1,615,000	5.00%, 07/1/2035, Call 07/1/2027	1,715,501
700,000	5.00%, 07/1/2035, Call 07/1/2027	743,561
	Maine Health & Higher Educational Facilities Authority, AGM
500,000	4.00%, 07/1/2036, Call 07/1/2031	510,679
500,000	4.00%, 07/1/2039, Call 07/1/2031	499,621
1,510,000	Maine Municipal Bond Bank, 5.00%, 11/1/2031, Call 11/1/2027	1,679,937
500,000	Town of Rumford, 6.88%, 10/1/2026, Call 05/5/2023[3]	501,046
		6,735,771
	MARYLAND — 1.5%
	City of Baltimore
2,500,000	5.00%, 07/1/2036, Call 01/1/2027	2,673,195
1,500,000	5.00%, 09/1/2042, Call 09/1/2027	1,452,965
1,330,000	County of Prince George’s, 7.00%, 08/1/2048, Call 11/1/2026	1,406,889
1,600,000	Howard County Housing Commission, 5.00%, 06/1/2044, Call 06/1/2024	1,616,145
1,000,000	Maryland Economic Development Corp., 5.00%, 06/1/2049, Call 06/1/2029[3]	1,024,959
	Maryland Health & Higher Educational Facilities Authority
2,700,000	5.00%, 08/15/2038, Call 08/15/2023	2,708,344
1,000,000	5.00%, 07/1/2040, Call 07/1/2025	1,018,026
1,065,000	5.00%, 05/15/2045, Call 05/15/2027	1,094,930
500,000	5.00%, 07/1/2045, Call 07/1/2025	506,336
1,000,000	4.00%, 07/1/2048, Call 01/1/2028	959,699
340,000	Maryland Stadium Authority, 5.00%, 05/1/2047, Call 05/1/2028	384,899

29

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MARYLAND (Continued)
$1,000,000	Washington Suburban Sanitary Commission, County Guarantee, 4.00%, 06/1/2049, Call 06/1/2033	$996,758
		15,843,145
	MASSACHUSETTS — 0.5%
120,000	Collegiate Charter School of Lowell, 5.00%, 06/15/2039, Call 06/15/2026	116,745
1,000,000	Commonwealth of Massachusetts Transportation Fund Revenue, 5.00%, 06/1/2049, Call 06/1/2029	1,072,675
	Massachusetts Development Finance Agency
1,000,000	5.00%, 08/15/2045, Call 08/15/2025	1,021,229
1,200,000	5.25%, 07/1/2048, Call 07/1/2033	1,284,122
	Massachusetts Educational Financing Authority
1,000,000	5.00%, 07/1/2028[3]	1,076,611
200,000	4.25%, 07/1/2046, Call 07/1/2026[3]	189,753
		4,761,135
	MICHIGAN — 2.2%
500,000	Detroit Downtown Development Authority, AGM, 5.00%, 07/1/2043, Call 07/1/2024	503,771
685,000	Grand Rapids Public Schools, AGM, 5.00%, 05/1/2024	702,077
1,000,000	Great Lakes Water Authority Sewage Disposal System Revenue, 5.00%, 07/1/2035, Call 07/1/2026	1,059,378
	Michigan Finance Authority
275,000	5.00%, 06/1/2029, Call 05/5/2023	240,322
1,165,000	5.00%, 07/1/2031, Call 07/1/2024	1,180,594
2,500,000	5.00%, 10/1/2033, Call 10/1/2024	2,556,665
1,000,000	5.00%, 07/1/2034, Call 07/1/2025	1,037,568
1,000,000	5.00%, 07/1/2035, Call 07/1/2025	1,034,935
1,270,000	5.00%, 09/1/2038, Call 09/1/2031	1,374,343
1,000,000	5.00%, 07/1/2039, Call 07/1/2024	1,004,392
1,000,000	5.00%, 11/15/2041, Call 11/15/2026	1,020,730
2,000,000	4.00%, 02/15/2044, Call 08/15/2029	1,940,834
1,450,000	Michigan Finance Authority, NATL, 5.00%, 07/1/2036, Call 07/1/2024	1,476,769

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MICHIGAN (Continued)
$1,000,000	Michigan Finance Authority, SAW, 4.00%, 11/1/2048, Call 11/1/2028	$973,190
3,000,000	Michigan State Building Authority, 5.00%, 04/15/2041, Call 10/15/2026	3,156,124
250,000	Renaissance Public School Academy, 6.00%, 05/1/2037, Call 05/5/2023	250,033
890,000	State of Michigan Trunk Line Revenue, 4.00%, 11/15/2046, Call 11/15/2031	881,430
500,000	Summit Academy, 6.38%, 11/1/2035, Call 05/5/2023[5]	275,000
1,500,000	Wayne County Airport Authority, 5.00%, 12/1/2037, Call 12/1/2027	1,587,835
		22,255,990
	MINNESOTA — 0.2%
250,000	City of Deephaven, 5.25%, 07/1/2040, Call 07/1/2025	250,107
70,000	City of Minneapolis, 5.00%, 12/1/2037, Call 12/1/2027[4]	68,572
1,720,000	City of Shakopee Senior Housing Revenue, 5.85%, 11/1/2058, Call 05/1/20251 4	1,694,573
		2,013,252
	MISSOURI — 0.9%
75,000	Cape Girardeau County Industrial Development Authority, 4.00%, 03/1/2046, Call 03/1/2031	62,959
780,000	City of Kansas City, 5.00%, 09/1/2027	861,802
	City of Kansas City Sanitary Sewer System Revenue
600,000	5.00%, 01/1/2030, Call 01/1/2028	670,886
685,000	5.00%, 01/1/2032, Call 01/1/2028	762,979
350,000	5.00%, 01/1/2034, Call 01/1/2028	389,402
	Hannibal Industrial Development Authority
640,000	5.00%, 10/1/2042, Call 10/1/2027	656,822
445,000	5.00%, 10/1/2047, Call 10/1/2027	454,206
	Health & Educational Facilities Authority of the State of Missouri
1,000,000	5.00%, 11/15/2043, Call 05/15/2028	1,038,231
350,000	4.00%, 11/15/2049, Call 11/15/2027	328,689

30

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MISSOURI (Continued)
$1,000,000	4.00%, 06/1/2053, Call 06/1/2030	$923,754
	Kansas City Industrial Development Authority
980,000	5.00%, 03/1/2037, Call 03/1/2029[3]	1,040,051
1,020,000	5.00%, 03/1/2039, Call 03/1/2029[3]	1,073,934
1,400,000	Metropolitan St. Louis Sewer District, 5.00%, 05/1/2033, Call 05/1/2025	1,460,679
		9,724,394
	NEBRASKA — 0.3%
1,350,000	Central Plains Energy Project, 4.00%, 12/1/2049, Call 05/1/2025[1]	1,354,110
1,000,000	Lyons-Decatur Northeast Schools, AGM, 5.50%, 12/15/2052, Call 07/15/2027	1,087,271
500,000	Omaha Public Power District, 5.25%, 02/1/2052, Call 02/1/2032	557,959
		2,999,340
	NEVADA — 1.3%
240,000	City of Carson City, 5.00%, 09/1/2037, Call 09/1/2027	247,425
800,000	Clark County School District, AGM, 5.00%, 06/15/2031, Call 06/15/2030	926,997
	County of Clark
500,000	2.10%, 06/1/2031	422,846
1,520,000	5.00%, 06/1/2043, Call 06/1/2028	1,622,147
1,000,000	Henderson Public Improvement Trust, 5.50%, 01/1/2034, Call 07/1/2024	1,033,625
	Las Vegas Convention & Visitors Authority
1,000,000	5.00%, 07/1/2043, Call 07/1/2028	1,051,569
750,000	4.00%, 07/1/2049, Call 07/1/2028	716,687
	Las Vegas Valley Water District
1,000,000	5.00%, 06/1/2033, Call 12/1/2024	1,038,656
2,025,000	5.00%, 06/1/2039, Call 12/1/2024	2,083,957
2,000,000	5.00%, 06/1/2041, Call 06/1/2026	2,106,107
1,000,000	State of Nevada, 4.00%, 05/1/2033, Call 05/1/2031	1,087,849
595,000	State of Nevada Department of Business & Industry, 5.00%, 12/15/2035, Call 12/15/2025[4]	583,995
		12,921,860

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW HAMPSHIRE — 0.2%
$476,914	New Hampshire Business Finance Authority, 4.13%, 01/20/2034	$475,725
	New Hampshire Health and Education Facilities Authority Act
1,120,000	5.00%, 07/1/2037, Call 07/1/2027	1,143,935
215,000	5.00%, 08/1/2037, Call 02/1/2028	226,593
		1,846,253
	NEW JERSEY — 3.0%
	New Jersey Economic Development Authority
170,000	5.13%, 09/15/2023, Call 05/5/2023[3]	170,031
890,000	3.13%, 07/1/2029, Call 07/1/2027	860,691
1,000,000	3.38%, 07/1/2030, Call 07/1/2027	977,052
100,000	5.00%, 07/15/2032, Call 07/15/2027	104,944
500,000	5.00%, 07/1/2033, Call 07/1/2027	537,093
280,000	6.00%, 10/1/2034, Call 10/1/2024[4]	282,256
880,000	5.00%, 06/15/2036, Call 12/15/2026	923,145
1,050,000	5.25%, 06/15/2040, Call 06/15/2025	1,113,176
350,000	6.30%, 10/1/2049, Call 10/1/2024[4]	352,365
1,000,000	New Jersey Economic Development Authority, AMBAC, 5.50%, 09/1/2024	1,034,521
1,000,000	New Jersey Educational Facilities Authority, 5.00%, 06/15/2025, Call 06/15/2024	1,024,336
1,175,000	New Jersey Health Care Facilities Financing Authority, 5.00%, 07/1/2046, Call 07/1/2025	1,190,354
	New Jersey Higher Education Student Assistance Authority
500,000	5.00%, 12/1/2028, Call 06/1/2028[3]	546,141
855,000	4.25%, 12/1/2047, Call 12/1/2026[3]	837,647
3,595,000	New Jersey Housing & Mortgage Finance Agency, 3.15%, 10/1/2024[3]	3,575,925
	New Jersey Transportation Trust Fund Authority
1,800,000	0.00%, 12/15/2030	1,382,039
1,850,000	5.00%, 12/15/2035, Call 12/15/2028	1,994,689

31

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW JERSEY (Continued)
$500,000	5.00%, 06/15/2040, Call 12/15/2030	$535,670
500,000	4.00%, 06/15/2042, Call 06/15/2032	491,459
2,000,000	5.25%, 06/15/2043, Call 12/15/2028	2,118,667
805,000	5.00%, 06/15/2044, Call 06/15/2024	810,762
3,800,000	5.00%, 06/15/2048, Call 12/15/2032	4,023,767
250,000	5.50%, 06/15/2050, Call 12/15/2032	276,128
1,750,000	New Jersey Turnpike Authority, 5.25%, 01/1/2052, Call 01/1/2033	1,961,279
1,000,000	South Jersey Port Corp., 5.00%, 01/1/2037, Call 01/1/2028[3]	1,034,899
350,000	South Jersey Transportation Authority, 5.00%, 11/1/2041, Call 11/1/2032	363,972
1,610,000	Tobacco Settlement Financing Corp., 5.00%, 06/1/2036, Call 06/1/2028	1,706,594
		30,229,602
	NEW MEXICO — 0.3%
810,000	Mesa Del Sol Public Improvement District No. 1, 7.00%, 10/1/2033, Call 10/1/2023	810,100
1,000,000	University of New Mexico, AGM, 5.25%, 06/1/2049, Call 06/1/2033	1,119,423
1,020,000	Volterra Public Improvement District, 6.75%, 10/1/2033, Call 10/1/2024	990,233
		2,919,756
	NEW YORK — 5.0%
450,000	Build New York City Resource Corp., 5.00%, 04/15/2043, Call 05/5/2023[4]	425,491
1,035,000	City of Long Beach, 5.00%, 09/1/2027	1,101,635
1,000,000	City of New York, 5.25%, 09/1/2042, Call 09/1/2032	1,134,132
	Hempstead Town Local Development Corp.
1,000,000	5.66%, 02/1/2044, Call 02/1/2030	972,515
1,000,000	6.24%, 02/1/2047, Call 02/1/2027	1,022,356
1,000,000	4.60%, 02/1/2051, Call 02/1/2030	744,607

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW YORK (Continued)
	Metropolitan Transportation Authority
$1,000,000	5.25%, 11/15/2031, Call 11/15/2025	$1,040,606
2,000,000	5.00%, 11/15/2033, Call 05/15/2028	2,142,092
650,000	Nassau County Local Economic Assistance Corp., 5.00%, 07/1/2034, Call 07/1/2024	663,745
	New York City Municipal Water Finance Authority
1,000,000	5.00%, 06/15/2048, Call 06/15/2030	1,080,654
500,000	5.00%, 06/15/2049, Call 12/15/2029	535,466
1,000,000	5.25%, 06/15/2052, Call 12/15/2032	1,122,004
	New York City Transitional Finance Authority Building Aid Revenue, SAW
1,000,000	4.00%, 07/15/2034, Call 07/15/2031	1,081,238
750,000	3.00%, 07/15/2047, Call 07/15/2030	611,063
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 4.00%, 11/1/2041, Call 11/1/2029	999,688
2,025,000	New York City Water & Sewer System, 5.00%, 06/15/2048, Call 12/15/2027	2,161,578
615,000	New York Counties Tobacco Trust VI, 5.63%, 06/1/2035	632,920
	New York Liberty Development Corp.
1,000,000	5.25%, 10/1/2035	1,151,190
2,000,000	5.38%, 11/15/2040, Call 11/15/2024[4]	1,998,745
730,000	3.00%, 02/15/2042, Call 02/15/2030	583,564
1,000,000	5.00%, 11/15/2044, Call 11/15/2024[4]	964,104
1,500,000	7.25%, 11/15/2044, Call 11/15/2024[4]	1,518,879
1,000,000	3.13%, 09/15/2050, Call 03/15/2030	798,177

32

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW YORK (Continued)
	New York State Dormitory Authority
$1,000,000	4.00%, 07/1/2040, Call 07/1/2029	$727,119
1,000,000	5.00%, 03/15/2041, Call 03/15/2029	1,081,997
1,000,000	5.00%, 02/15/2045, Call 02/15/2025	1,033,208
500,000	4.00%, 07/1/2048, Call 07/1/2031	483,607
750,000	5.00%, 07/1/2050, Call 07/1/2030	814,511
560,000	New York State Dormitory Authority, NATL, 5.75%, 07/1/2027	597,279
	New York Transportation Development Corp.
2,000,000	5.00%, 07/1/2046, Call 07/1/2024[3]	2,004,177
1,750,000	5.25%, 01/1/2050, Call 07/1/2024[3]	1,755,118
1,000,000	New York Transportation Development Corp., AGM, 4.00%, 07/1/2037, Call 07/1/2024[3]	985,009
	Onondaga Civic Development Corp.
235,000	5.00%, 07/1/2040, Call 07/1/2025	238,080
500,000	5.00%, 07/1/2045, Call 07/1/2025	504,316
1,200,000	Onondaga County Trust for Cultural Resources, 5.00%, 12/1/2043, Call 12/1/2029	1,307,420
	Port Authority of New York & New Jersey
2,000,000	5.00%, 09/1/2032, Call 09/1/2024[3]	2,041,736
4,535,000	5.00%, 10/15/2041, Call 10/15/2025	4,722,923
1,500,000	4.00%, 07/15/2050, Call 07/15/2030[3]	1,414,862
375,000	Suffolk County Water Authority, 3.00%, 06/1/2045, Call 06/1/2030	307,221
	Triborough Bridge & Tunnel Authority
1,500,000	5.00%, 11/15/2045, Call 11/15/2025	1,565,371
1,000,000	5.50%, 05/15/2052, Call 11/15/2032	1,146,400
1,000,000	Triborough Bridge & Tunnel Authority Sales Tax Revenue, 5.25%, 05/15/2052, Call 11/15/2032	1,118,575
970,000	TSASC, Inc., 5.00%, 06/1/2045, Call 06/1/2027	904,720
750,000	Westchester County Local Development Corp., 5.50%, 05/1/2042, Call 05/1/2024	756,115

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW YORK (Continued)
$810,000	Western Nassau County Water Authority, 4.00%, 04/1/2051, Call 04/1/2031	$800,252
290,000	Yonkers Economic Development Corp., 5.00%, 10/15/2049, Call 10/15/2029	261,666
		51,058,131
	NORTH CAROLINA — 0.3%
1,380,000	City of Charlotte NC Water & Sewer System Revenue, 4.00%, 07/1/2035, Call 07/1/2028	1,447,763
1,000,000	Greater Asheville Regional Airport Authority, AGM, 5.50%, 07/1/2052, Call 07/1/2032[3]	1,088,439
715,000	North Carolina Medical Care Commission, 4.00%, 09/1/2046, Call 09/1/2028	574,729
		3,110,931
	NORTH DAKOTA — 0.2%
500,000	County of Burleigh, 4.38%, 04/15/2026	490,480
2,000,000	County of Ward, 5.00%, 06/1/2053, Call 06/1/2028	1,536,280
		2,026,760
	OHIO — 1.1%
1,000,000	Buckeye Tobacco Settlement Financing Authority, 5.00%, 06/1/2055, Call 06/1/2030	906,791
830,000	City of Akron, 5.00%, 12/1/2026	861,293
1,000,000	City of Middleburg Heights, 4.00%, 08/1/2041, Call 08/1/2031	957,010
710,000	Cleveland-Cuyahoga County Port Authority, 5.00%, 12/1/2037, Call 12/1/2027	727,380
	County of Hamilton
1,000,000	5.00%, 11/15/2041	1,157,262
2,000,000	5.00%, 09/15/2045, Call 03/15/2030	2,045,030
500,000	County of Tuscarawas, 6.00%, 03/1/2045, Call 03/1/2025	500,145
2,330,000	Indian Creek Local School District, School District Credit Program, 5.00%, 11/1/2055, Call 11/1/2028	2,443,894
1,500,000	Ohio Water Development Authority, 5.00%, 12/1/2034, Call 12/1/2026	1,626,668
		11,225,473

33

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	OKLAHOMA — 0.6%
$940,000	Coweta Public Works Authority, 4.00%, 08/1/2027, Call 08/1/2026	$979,880
1,000,000	Garfield County Educational Facilities Authority, 5.00%, 09/1/2031, Call 09/1/2026	1,060,075
1,040,000	Muskogee Industrial Trust, 4.00%, 09/1/2032, Call 09/1/2029	1,057,134
1,000,000	Oklahoma City Airport Trust, 5.00%, 07/1/2043, Call 07/1/2028[3]	1,035,733
2,000,000	Oklahoma Development Finance Authority, AGM, 4.00%, 08/15/2048, Call 08/15/2028	1,937,304
		6,070,126
	OREGON — 0.4%
1,325,000	County of Clackamas, 3.00%, 06/1/2028, Call 05/5/2023	1,325,151
1,000,000	Medford Hospital Facilities Authority, 4.00%, 08/15/2039, Call 08/15/2030	1,006,566
	Oregon State Facilities Authority
1,000,000	5.00%, 04/1/2045, Call 04/1/2025	1,015,950
45,000	5.00%, 10/1/2046, Call 10/1/2026	48,781
720,000	5.00%, 10/1/2046, Call 10/1/2026	729,457
450,000	Port of Portland Airport Revenue, 4.00%, 07/1/2040, Call 07/1/2030	452,890
		4,578,795
	PENNSYLVANIA — 2.8%
305,000	Allegheny County Higher Education Building Authority, 5.00%, 10/15/2037, Call 10/15/2027	307,676
95,000	Allegheny County Industrial Development Authority, 6.00%, 07/15/2038, Call 07/15/2023	95,459
250,000	Allentown Neighborhood Improvement Zone Development Authority, 5.00%, 05/1/2042, Call 05/1/2032	252,729
100,000	Chester County Industrial Development Authority, 5.00%, 10/1/2034, Call 10/1/2024	100,606
1,000,000	City of Philadelphia Airport Revenue, 4.00%, 07/1/2040, Call 07/1/2030[3]	971,209
	Commonwealth Financing Authority
1,825,000	5.00%, 06/1/2034, Call 06/1/2028	1,978,691
1,000,000	5.00%, 06/1/2035, Call 06/1/2028	1,079,059

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	PENNSYLVANIA (Continued)
$315,000	Delaware Valley Regional Finance Authority, 5.75%, 07/1/2032	$391,450
265,000	East Hempfield Township Industrial Development Authority, 5.00%, 12/1/2039, Call 12/1/2025	271,970
650,000	Montgomery County Higher Education & Health Authority, 5.00%, 09/1/2037, Call 09/1/2028	687,704
1,500,000	Moon Area School District, SAW, 5.00%, 11/15/2028, Call 11/15/2024	1,553,714
	Pennsylvania Economic Development Financing Authority
250,000	6.40%, 12/1/2038, Call 09/1/2025[5]	110,000
300,000	10.00%, 12/1/2040, Call 06/1/2030[4]	269,307
300,000	10.00%, 12/1/2040, Call 06/1/20303 4	269,307
1,000,000	4.00%, 04/15/2045, Call 04/15/2030	956,584
1,000,000	Pennsylvania Economic Development Financing Authority, AGM, 5.75%, 12/31/2062, Call 12/31/2032[3]	1,095,131
1,000,000	Pennsylvania Higher Educational Facilities Authority, 5.00%, 08/15/2027	1,102,525
	Pennsylvania Turnpike Commission
2,000,000	5.00%, 12/1/2037, Call 12/1/2027	2,128,583
1,000,000	5.00%, 12/1/2040, Call 06/1/2033	1,106,824
500,000	5.00%, 12/1/2041, Call 06/1/2026	521,576
1,000,000	5.00%, 12/1/2043, Call 12/1/2028	1,056,290
1,000,000	4.00%, 12/1/2045, Call 12/1/2030	972,756
1,000,000	5.00%, 12/1/2047, Call 12/1/2027	1,043,093
500,000	5.25%, 12/1/2052, Call 12/1/2032	551,839
	Philadelphia Authority for Industrial Development
795,000	5.00%, 05/1/2027, Call 05/1/2026	851,697
500,000	6.88%, 06/15/2033, Call 06/15/2023	502,993
850,000	4.00%, 11/1/2037, Call 11/1/2029	847,636
1,000,000	6.60%, 11/1/2047, Call 11/1/2027	941,080
1,140,000	Philadelphia Gas Works Co., AGM, 4.00%, 08/1/2045, Call 08/1/2030	1,120,049
	School District of Philadelphia, SAW
5,000	5.00%, 09/1/2038, Call 09/1/2026	5,435

34

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	PENNSYLVANIA (Continued)
$995,000	5.00%, 09/1/2038, Call 09/1/2026	$1,036,770
1,000,000	Scranton-Lackawanna Health & Welfare Authority, 5.00%, 06/1/2046, Call 06/1/2026	895,177
2,090,000	Southeastern Pennsylvania Transportation Authority, 5.00%, 06/1/2029, Call 06/1/2027	2,289,180
275,000	Susquehanna Area Regional Airport Authority, 5.00%, 01/1/2035, Call 01/1/2028[3]	284,051
500,000	Upper Merion Area School District, SAW, 5.00%, 01/15/2034, Call 01/15/2026	535,642
500,000	Williamsport Area School District, AGM SAW, 4.00%, 03/1/2035, Call 09/1/2024	502,330
		28,686,122
	PUERTO RICO — 0.6%
	Commonwealth of Puerto Rico
30,863	5.25%, 07/1/2023	30,909
18,548	0.00%, 07/1/2024	17,464
61,865	5.38%, 07/1/2025	62,857
61,305	5.63%, 07/1/2027	63,410
1,060,310	5.63%, 07/1/2029	1,108,667
1,558,579	5.75%, 07/1/2031	1,656,078
55,548	4.00%, 07/1/2033, Call 07/1/2031	50,057
71,485	0.00%, 07/1/2033, Call 07/1/2031	40,603
49,930	4.00%, 07/1/2035, Call 07/1/2031	43,643
42,853	4.00%, 07/1/2037, Call 07/1/2031	36,370
263,008	0.00%, 11/1/2043[1]	114,737
60,594	4.00%, 07/1/2046, Call 07/1/2031	47,412
2,000,000	Puerto Rico Electric Power Authority, 5.00%, 07/1/2042[5]	1,435,000
2,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.00%, 07/1/2058, Call 07/1/2028	1,888,344
		6,595,551
	RHODE ISLAND — 0.3%
1,535,000	Rhode Island Commerce Corp., 5.00%, 07/1/2041, Call 07/1/2026	1,580,097
1,000,000	Rhode Island Health & Educational Building Corp., 6.00%, 09/1/2033, Call 09/1/2023	1,013,678

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	RHODE ISLAND (Continued)
$615,000	Rhode Island Health and Educational Building Corp., 4.00%, 11/1/2050, Call 11/1/2031	$597,226
		3,191,001
	SOUTH CAROLINA — 1.1%
2,000,000	Lexington County Health Services District, Inc., 5.00%, 11/1/2041, Call 05/1/2026	2,059,474
500,000	South Carolina Jobs-Economic Development Authority, 6.00%, 02/1/2035, Call 05/5/20233 4 5	200,000
2,000,000	South Carolina Ports Authority, 5.00%, 07/1/2038, Call 07/1/2028[3]	2,106,508
	South Carolina Public Service Authority
1,500,000	5.75%, 12/1/2047, Call 12/1/2032	1,658,316
730,000	5.00%, 12/1/2055, Call 06/1/2025	732,882
1,015,000	5.25%, 12/1/2055, Call 12/1/2025	1,026,151
3,000,000	University of South Carolina, 5.00%, 05/1/2043, Call 05/1/2027	3,189,207
		10,972,538
	SOUTH DAKOTA — 0.1%
1,235,000	South Dakota Health & Educational Facilities Authority, 5.00%, 11/1/2045, Call 11/1/2025	1,252,901

	TENNESSEE — 0.8%
1,220,000	Chattanooga-Hamilton County Hospital Authority, 5.00%, 10/1/2044, Call 10/1/2024	1,224,437
	Knox County Health Educational & Housing Facility Board
289,625	5.25%, 05/1/2025, Call 11/1/20244 5	29
35,707	6.00%, 05/1/2034[5]	3
1,000,000	Metropolitan Nashville Airport Authority, 5.25%, 07/1/2047, Call 07/1/2032[3]	1,070,477
	Tennergy Corp.
1,500,000	4.00%, 12/1/2051, Call 06/1/2028[1]	1,478,158
1,000,000	5.50%, 10/1/2053, Call 09/1/2030[1]	1,062,269
	Tennessee Energy Acquisition Corp.
1,000,000	5.63%, 09/1/2026	1,048,100
2,500,000	4.00%, 11/1/2049, Call 08/1/2025[1]	2,498,127
		8,381,600

35

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS — 6.0%
$85,000	Arlington Higher Education Finance Corp., 5.00%, 08/15/2048, Call 08/15/2027	$76,435
320,000	Austin Convention Enterprises, Inc., 5.00%, 01/1/2034, Call 01/1/2027	330,452
	Central Texas Regional Mobility Authority
1,070,000	0.00%, 01/1/2027	944,851
2,000,000	5.00%, 01/1/2043, Call 01/1/2028	2,095,048
1,000,000	City of Austin Airport System Revenue, 5.00%, 11/15/2035, Call 11/15/2026[3]	1,041,750
1,400,000	City of Dallas TX Waterworks & Sewer System Revenue, 4.00%, 10/1/2043, Call 10/1/2033	1,429,962
1,000,000	City of El Paso, 5.00%, 08/15/2036, Call 08/15/2026	1,054,256
1,255,000	City of Garland Electric Utility System Revenue, 4.00%, 03/1/2038, Call 03/1/2031	1,261,015
250,000	City of Hackberry, 4.50%, 09/1/2038, Call 09/1/2027	241,979
1,000,000	City of Houston, 4.00%, 03/1/2033, Call 03/1/2027	1,037,243
	City of Houston Airport System Revenue
600,000	4.75%, 07/1/2024[3]	599,967
750,000	5.00%, 07/15/2035, Call 07/15/2025[3]	742,752
1,500,000	4.00%, 07/15/2041, Call 07/15/2029[3]	1,276,522
1,100,000	City of Houston Combined Utility System Revenue, 5.00%, 11/15/2029	1,276,207
1,280,000	City of Mesquite Waterworks & Sewer System Revenue, 3.00%, 03/1/2033, Call 03/1/2030	1,269,090
750,000	City of Sugar Land, 5.00%, 02/15/2029, Call 02/15/2027	820,792
	Clifton Higher Education Finance Corp.
500,000	5.00%, 08/15/2042, Call 05/5/2023	500,381
100,000	4.40%, 12/1/2047, Call 05/5/2023	93,751
1,500,000	4.60%, 12/1/2049, Call 12/1/2024	1,439,835

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS (Continued)
$1,000,000	Dallas Fort Worth International Airport, 4.00%, 11/1/2036, Call 11/1/2030	$1,027,731
1,000,000	Danbury Higher Education Authority, Inc., 6.50%, 08/15/2043, Call 08/15/2023	1,012,503
260,000	Decatur Hospital Authority, 6.63%, 09/1/2031, Call 09/1/2023	263,943
1,065,000	El Paso Downtown Development Corp., 5.00%, 08/15/2026	1,142,550
1,000,000	Grand Parkway Transportation Corp., 5.00%, 10/1/2038, Call 04/1/2028	1,075,427
1,050,000	Hale Center Education Facilities Corp., 5.00%, 03/1/2032	1,135,693
1,300,000	Harlandale Independent School District, PSF, 5.25%, 08/15/2042, Call 08/15/2032	1,492,634
3,000,000	Harris County Cultural Education Facilities Finance Corp., 4.00%, 10/1/2036, Call 10/1/2029	3,102,652
1,110,000	Harris County Toll Road Authority, 5.00%, 08/15/2043, Call 02/15/2028	1,176,622
1,000,000	Lamar Consolidated Independent School District, AGM, 5.50%, 02/15/2058, Call 02/15/2033	1,139,406
500,000	Mission Economic Development Corp., 4.63%, 10/1/2031, Call 04/25/20233 4	488,842
	New Hope Cultural Education Facilities Finance Corp.
600,000	4.75%, 04/1/2034, Call 04/1/2024	612,137
1,000,000	5.00%, 04/1/2039, Call 04/1/2024	1,022,658
2,505,000	5.00%, 07/1/2047, Call 07/1/2025[5]	2,129,250
	New Hope Cultural Education Facilities Finance Corp., AGM
375,000	5.00%, 07/1/2038, Call 07/1/2027	386,866
1,500,000	5.00%, 04/1/2046, Call 04/1/2024	1,508,656
2,200,000	5.00%, 07/1/2048, Call 07/1/2027	2,231,557
500,000	North Texas Tollway Authority, 4.13%, 01/1/2039, Call 01/1/2032	507,187
1,000,000	Port of Corpus Christi Authority of Nueces County, 5.00%, 12/1/2036, Call 12/1/2028	1,102,294

36

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS (Continued)
$1,000,000	Red River Health Facilities Development Corp., 7.25%, 12/15/2047, Call 05/5/2023[5]	$600,000
290,000	SA Energy Acquisition Public Facility Corp., 5.50%, 08/1/2027	309,533
1,750,000	San Antonio Independent School District, PSF, 5.00%, 08/15/2048, Call 08/15/2025	1,809,123
	San Antonio Water System
1,000,000	5.00%, 05/15/2043, Call 05/15/2028	1,068,129
1,000,000	5.25%, 05/15/2052, Call 05/15/2032	1,110,140
1,000,000	Tarrant County Cultural Education Facilities Finance Corp., 4.20%, 09/1/2025, Call 09/1/2023	1,006,505
1,620,000	Texas City Industrial Development Corp., 4.13%, 12/1/2045, Call 02/4/2025	1,429,603
	Texas Municipal Gas Acquisition & Supply Corp. I
555,000	5.25%, 12/15/2025	577,686
1,060,000	6.25%, 12/15/2026	1,115,617
	Texas Private Activity Bond Surface Transportation Corp.
500,000	4.00%, 12/31/2037, Call 12/31/2029	472,325
1,110,000	5.00%, 12/31/2040, Call 12/31/2025[3]	1,121,903
4,000,000	Texas Public Finance Authority, 4.00%, 02/1/2037, Call 02/1/2029	4,142,832
1,125,000	Texas Transportation Commission, 0.00%, 08/1/2040, Call 02/1/2029	456,332
	Texas Water Development Board
1,500,000	4.00%, 10/15/2037, Call 10/15/2027	1,531,666
2,000,000	4.00%, 08/1/2038, Call 08/1/2030	2,064,492
1,000,000	5.00%, 08/1/2041, Call 08/1/2032	1,131,835
	Town of Westlake
175,000	5.50%, 09/1/2025	173,555
200,000	6.13%, 09/1/2035, Call 09/1/2025	199,214
1,200,000	Uptown Development Authority, 5.00%, 09/1/2036, Call 09/1/2026	1,227,948
		61,639,334

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	UTAH — 0.4%
$1,000,000	City of Salt Lake City UT Airport Revenue, BAM, 4.00%, 07/1/2039, Call 07/1/2031[3]	$980,501
750,000	Intermountain Power Agency, 4.00%, 07/1/2036, Call 07/1/2031	785,885
1,000,000	Salt Lake City Corp. Airport Revenue, 5.25%, 07/1/2048, Call 07/1/2028[3]	1,038,772
	Utah Charter School Finance Authority
800,000	4.50%, 07/15/2027[4]	777,504
500,000	5.38%, 06/15/2048, Call 06/15/2027[4]	466,982
		4,049,644
	VIRGIN ISLANDS — 0.1%
1,000,000	Matching Fund Special Purpose Securitization Corp., 5.00%, 10/1/2039, Call 10/1/2032	981,727

	VIRGINIA — 0.9%
715,000	Celebrate North Community Development Authority, 4.69%, 03/1/2018[5]	464,750
1,000,000	Chesapeake Bay Bridge & Tunnel District, 5.00%, 07/1/2046, Call 07/1/2026	1,016,110
1,000,000	Chesapeake Hospital Authority, 4.00%, 07/1/2037, Call 07/1/2029	1,008,210
950,000	Fairfax County Industrial Development Authority, 3.50%, 05/15/2039, Call 05/15/2032	900,894
30,000	Federal Home Loan Mortgage Corporation Multifamily Variable Rate Demand Certificates, 4.15%, 04/15/2025, Call 05/5/20231 3 4	30,023
1,000,000	Hampton Roads Transportation Accountability Commission, 5.50%, 07/1/2057, Call 01/1/2028	1,145,942
	Virginia Small Business Financing Authority
2,225,000	4.00%, 01/1/2038, Call 01/1/2032[3]	2,139,245
500,000	4.00%, 01/1/2040, Call 01/1/2032[3]	462,641
1,750,000	5.00%, 12/31/2052, Call 06/30/2027[3]	1,723,222
		8,891,037

37

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WASHINGTON — 3.0%
$2,000,000	Clark County School District No. 114 Evergreen, School Bond Gty, 4.00%, 12/1/2034, Call 06/1/2028	$2,100,337
1,500,000	County of King Sewer Revenue, 5.00%, 07/1/2047, Call 01/1/2025	1,562,877
1,325,000	Grant County Public Hospital District No. 2, 5.00%, 12/1/2038, Call 12/1/2032	1,392,620
705,000	King County Public Hospital District No. 4, 5.00%, 12/1/2038, Call 12/1/2025	707,448
2,215,000	King County School District No. 210 Federal Way, School Bond Gty, 4.00%, 12/1/2033, Call 12/1/2027	2,329,739
	King County School District No. 406 Tukwila, School Bond Gty
2,190,000	4.00%, 12/1/2030, Call 06/1/2026	2,284,896
1,560,000	4.00%, 12/1/2031, Call 06/1/2026	1,630,918
40,000	Ocean Shores Local Improvement District, 7.25%, 02/1/2031	44,925
	Port of Seattle
1,500,000	5.00%, 04/1/2044, Call 04/1/2029[3]	1,570,727
1,500,000	5.00%, 08/1/2047, Call 08/1/2032[3]	1,585,048
1,360,000	Port of Tacoma, 5.00%, 12/1/2031[3]	1,564,868
	State of Washington
1,695,000	5.00%, 08/1/2036, Call 08/1/2029	1,900,645
1,630,000	5.00%, 07/1/2042, Call 07/1/2029	1,753,693
1,710,000	5.00%, 07/1/2043, Call 07/1/2029	1,836,603
1,500,000	5.00%, 07/1/2044, Call 07/1/2029	1,607,344
195,000	Tacoma Consolidated Local Improvement Districts, 5.75%, 04/1/2043, Call 04/20/2023	188,099
	Washington Health Care Facilities Authority
500,000	5.00%, 08/15/2032, Call 08/15/2027	526,757
1,820,000	5.00%, 03/1/2038, Call 03/1/2025	1,854,175
500,000	5.00%, 08/1/2038, Call 08/1/2029	526,341
1,000,000	5.00%, 10/1/2041, Call 10/1/2024	1,003,238
	Washington State Convention Center Public Facilities District
1,210,000	3.00%, 07/1/2043, Call 07/1/2031	916,699
1,550,000	3.00%, 07/1/2058, Call 07/1/2031	1,008,448
1,000,000	Yakima County School District No. 208 West Valley, School Bond Gty, 4.00%, 12/1/2034, Call 12/1/2028	1,055,178
		30,951,623

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WEST VIRGINIA — 0.2%
$1,000,000	Monongalia County Commission Special District, 5.50%, 06/1/2037, Call 06/1/2027[4]	$1,014,744
1,000,000	West Virginia Parkways Authority, 5.00%, 06/1/2037, Call 06/1/2028	1,090,709
		2,105,453
	WISCONSIN — 1.1%
	Public Finance Authority
665,000	4.00%, 07/1/2027, Call 07/1/2024	665,874
500,000	5.75%, 02/1/2035, Call 02/1/2025	501,153
535,000	5.00%, 07/1/2037, Call 07/1/2024	538,159
1,000,000	6.50%, 12/1/2037, Call 12/1/2027[4]	874,775
500,000	5.00%, 06/15/2039, Call 06/15/2026[4]	471,334
500,000	5.00%, 02/1/2042, Call 02/1/2032	509,639
1,000,000	5.00%, 07/1/2042, Call 05/5/2023[3]	998,776
165,000	6.00%, 07/15/2042, Call 04/25/2023	165,076
450,000	5.50%, 03/1/2045, Call 03/1/2025[4]	454,701
1,000,000	5.63%, 07/1/2045, Call 07/1/2025[4]	1,006,693
345,000	6.38%, 01/1/2048, Call 01/1/2028[4]	212,175
	Public Finance Authority, ACA
7,186	0.00%, 01/1/20464 5	167
7,085	0.00%, 01/1/20474 5	154
7,034	0.00%, 01/1/20484 5	145
6,984	0.00%, 01/1/20494 5	137
6,882	0.00%, 01/1/20504 5	126
7,540	0.00%, 01/1/20514 5	131
194,116	0.00%, 07/1/20514 5	112,825
7,490	0.00%, 01/1/20524 5	121
7,388	0.00%, 01/1/20534 5	114
7,338	0.00%, 01/1/20544 5	107
7,237	0.00%, 01/1/20554 5	100
7,135	0.00%, 01/1/20564 5	94
7,085	0.00%, 01/1/20574 5	89
6,984	0.00%, 01/1/20584 5	83
6,933	0.00%, 01/1/20594 5	79
6,882	0.00%, 01/1/20604 5	73
6,781	0.00%, 01/1/20614 5	68
6,730	0.00%, 01/1/20624 5	64
6,629	0.00%, 01/1/20634 5	60
6,579	0.00%, 01/1/20644 5	57

38

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WISCONSIN (Continued)
$6,528	0.00%, 01/1/20654 5	$54
6,427	0.00%, 01/1/20664 5	49
83,706	0.00%, 01/1/20674 5	578
500,000	Public Finance Authority, BAM, 5.38%, 07/1/2047, Call 07/1/2032	543,535
1,000,000	University of Wisconsin Hospitals & Clinics, 5.00%, 04/1/2043, Call 10/1/2028	1,045,286
3,000,000	Village of Mount Pleasant, MORAL OBLIG, 5.00%, 04/1/2048, Call 04/1/2028	3,108,170
		11,210,821
	TOTAL MUNICIPAL BONDS
	(Cost 774,400,907)	760,779,488

Number of Shares
	COMMON STOCK — 0.2%
32,339	Energy Harbor Corp.*	2,528,910
	TOTAL COMMON STOCK
	(Cost 965,130)	2,528,910

	EXCHANGE-TRADED FUND — 4.8%
460,530	iShares National Muni Bond ETF	49,617,502
	TOTAL EXCHANGE-TRADED FUND
	(Cost 49,621,595)	49,617,502
	CLOSED-END MUTUAL FUNDS — 0.6%
18,027	BlackRock Long-Term Municipal Advantage Trust	179,369
41,753	BlackRock MuniVest Fund, Inc.	288,931
29,817	BlackRock MuniYield Quality Fund, Inc.	353,033
55,299	BNY Mellon Municipal Income, Inc.	358,891
127,431	BNY Mellon Strategic Municipal Bond Fund, Inc.	765,860
20,359	BNY Mellon Strategic Municipals, Inc.	127,040
11,444	DTF Tax-Free Income 2028 Term Fund, Inc.	126,778
66,923	DWS Municipal Income Trust	595,615
17,462	Invesco Advantage Municipal Income Trust II	155,586
17,008	Invesco Municipal Opportunity Trust	166,848
21,119	Invesco Municipal Trust	209,501
10,819	Invesco Trust for Investment Grade Municipals	107,541

Number of Shares		Value
6,391	Neuberger Berman Municipal Fund, Inc.	$69,981
37,184	Pioneer Municipal High Income Advantage Fund, Inc.	306,024
111,999	Pioneer Municipal High Income Fund, Inc.	995,671
78,923	Western Asset Managed Municipals Fund, Inc.	811,328
6,466	Western Asset Municipal Partners Fund, Inc.	78,239

	TOTAL CLOSED-END MUTUAL FUNDS
	(Cost $7,760,733)	5,696,236
	PRIVATE FUNDS[6] — 11.1%
	MacKay Municipal Credit Opportunities Fund, LP* [7]	25,680,996
	MacKay Municipal Opportunities Fund, LP* [8]	87,887,186

	TOTAL PRIVATE FUNDS
	(Cost $94,657,836)	113,568,182

	SHORT-TERM INVESTMENT — 8.0%
81,740,534	JPMorgan Prime Money Market Fund - Institutional Shares, 4.89%[9]	81,765,056

	TOTAL SHORT-TERM INVESTMENT
	(Cost $81,781,107)	$81,765,056

	TOTAL INVESTMENTS — 99.1%
	(Cost $1,009,187,308)	1,013,955,374
	Other assets less liabilities — 0.9%	8,939,021

	TOTAL NET ASSETS — 100.0%	$1,022,894,395

*	Non-income producing security.

[1]

Term rate bond subject to mandatory purchase at the end of the initial term, which then may be converted into another term or interest rate. The rate is the coupon as of the end of the reporting period.

[2]	Floating rate security.

[3]	Security may be exempt from Alternative Minimum Tax

39

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

[4]

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

[5]	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

[6]	The Private Funds are generally offered in private placement transactions and as such are often illiquid and generally restricted to resale.

[7]	The investment was acquired on 3/1/2016. The cost is $19,752,111.

[8]	The investment was acquired on 3/1/2016. The cost is $74,905,725.

[9]	The rate is the annualized seven-day yield at period end.

AGC — Assured Guaranty Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual Assurance Company

ETF — Exchange-Traded Fund

LP — Limited Partnership

NATL — National Public Finance Guarantee Corporation

NATL-RE — National Rural Utilities Cooperative Finance Corporation Reinsurance

OBLG — Obligation

PSF — Permanent School Fund Guaranteed

SAW — State Aid Withholding

SIFMA — Securities Industry and Financial Markets Association

Schedule of Open Futures Contracts

At March 31, 2023, the Aspiriant Risk-Managed Municipal Bond Fund had interest rate futures contracts as set forth below:

Expiration Date	Number of Contracts	Description	Notional Value at Time of Purchase	Notional Value as of March 31, 2023	Unrealized Appreciation (Depreciation)
Short Futures Contracts:
June 2023	30	Ultra 10-Year U.S. Treasury Note Futures	$(3,508,994)	$(3,634,219)	$(125,225)
June 2023	10	U.S. Treasury Bond Futures	(1,253,414)	(1,311,562)	$(58,148)
			$(4,762,408)	$(4,945,781)	$(183,373)

See accompanying Notes to Financial Statements.

40

ASPIRIANT DEFENSIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS

As of March 31, 2023

Number of Shares		Value
	FOREIGN COLLECTIVE INVESTMENT FUNDS — 20.1%
	ALTERNATIVE DIVERSIFIERS — 20.1%
4,118,232	GMO Equity Dislocation Investment Fund - Class A* 1 2	$86,153,419
1,355,942	Managed Fund/Bridgewater Fund Limited - Class D32 3	113,781,036
711,168	Lazard Rathmore Alternative Fund - Class E1	69,443,454

	TOTAL FOREIGN COLLECTIVE INVESTMENT FUNDS
	(Cost $285,688,381)	269,377,909

	OPEN-END MUTUAL FUNDS — 48.5%
	ALTERNATIVE DIVERSIFIERS — 10.9%
7,361,993	BlackRock Event Driven Equity Fund - Institutional Shares	71,705,814
7,573,485	Eaton Vance Global Macro Absolute Return Advantage Fund - Class R6	74,068,681
		145,774,495
	CORE/ALTERNATIVE DIVERSIFIERS — 37.6%
14,682,683	GMO Benchmark-Free Allocation Fund - Class IV2 4	364,130,536
7,806,463	JPMorgan Global Allocation Fund - Class R6	139,579,556
		503,710,092
	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $671,145,066)	649,484,587

	EXCHANGE-TRADED FUND — 6.2%
	REAL ASSET — 6.2%
2,224,568	iShares Gold Trust*	83,132,106

	TOTAL EXCHANGE-TRADED FUND
	(Cost $73,330,190)	83,132,106

Number of Shares		Value
	PRIVATE FUNDS[5] — 14.2%
	ALTERNATIVE DIVERSIFIERS — 9.3%
	Elliott Associates, LP* [6]	$43,615,754
20,521	Millennium International, Ltd. - Class GG* [7]	35,661,747
32,149	Millennium International, Ltd. - Sub-Class GG-C* [8]	44,501,532
		123,779,033
	CORE DIVERSIFIER — 4.9%
	All Weather Portfolio Limited* [9]	66,112,112
		66,112,112
	TOTAL PRIVATE FUNDS
	(Cost $156,987,936)	189,891,145

	SHORT-TERM INVESTMENT — 10.7%
142,917,086	JPMorgan Prime Money Market Fund - Institutional Shares, 4.89%[10]	142,959,961

	TOTAL SHORT-TERM INVESTMENT
	(Cost $142,943,743)	142,959,961

	TOTAL INVESTMENTS — 99.7%
	(Cost $1,330,095,316)	1,334,845,708
	Other assets less liabilities — 0.3%	4,673,733

	TOTAL NET ASSETS — 100.0%	$1,339,519,441

*	Non-income producing security.

[1]	Domiciled in Ireland.

[2]	Affiliated investments for which ownership exceeds 5% of the investment’s capital. Please refer to Note 5, Investments In Affiliated Issuers, in the Notes to Financial Statements.

[3]	Domiciled in Jersey.

[4]

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

[5]	The Private Funds are generally offered in private placement transactions and as such are often illiquid and generally restricted as to resale.

41

ASPIRIANT DEFENSIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

[6]	The investment was acquired on 1/2/2020. The cost is $39,630,326.

[7]	The investment was acquired on 1/1/2020. The cost is $22,425,014.

[8]	The investment was acquired on 10/1/2020. The cost is $36,082,296.

[9]	The investment was acquired on 5/1/2018. The cost is $58,850,300.

[10]	The rate is the annualized seven-day yield at period end.

LP — Limited Partnership

Ltd. — Limited

See accompanying Notes to Financials.

42

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Schedule of Investments

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS — 22.2%
	BELGIUM — 0.1%
17,071	KBC Group N.V.	$1,172,961

	BERMUDA — 0.3%
48,588	Arch Capital Group Ltd.*	3,297,668
2,461	Everest Re Group Ltd.	881,087
2,622	RenaissanceRe Holdings Ltd.	525,291
		4,704,046
	CANADA — 0.1%
4,984	Agnico Eagle Mines Ltd.[1]	254,035
1	Brookfield Asset Management Ltd. - Class A	16
12,289	Franco-Nevada Corp.	1,791,736
		2,045,787
	CAYMAN ISLANDS — 0.7%
115,095	Alibaba Group Holding Ltd.*	1,457,735
84,600	ANTA Sports Products Ltd.	1,228,317
273,500	CK Hutchison Holdings Ltd.	1,692,048
111,023	ENN Energy Holdings Ltd.	1,520,236
309,000	Kingboard Holdings Ltd.	950,119
148,500	Li Ning Co., Ltd.	1,167,791
5,430	Meituan - Class B*	98,512
49,500	Tencent Holdings Ltd.	2,419,032
		10,533,790
	CHINA — 0.3%
336,500	Anhui Conch Cement Co., Ltd. - Class H	1,166,213
447,500	China Shenhua Energy Co., Ltd.	1,408,248
1,327,000	Industrial & Commercial Bank of China Ltd. - Class H	705,220
180,000	Ping An Insurance Group Co. of China Ltd. - Class H1	1,164,459
		4,444,140
	CURACAO — 0.1%
32,565	Schlumberger Ltd.	1,598,941

	DENMARK — 0.3%
6,719	DSV A/S	1,302,798
1,583	Genmab A/S*	598,383
13,517	Novo Nordisk A/S - ADR	2,151,095
		4,052,276
	FRANCE — 1.0%
6,731	Capgemini S.E.	1,250,859
25,319	Edenred	1,498,499

Number of Shares		Value
	COMMON STOCKS (Continued)
	FRANCE (Continued)
542	L’Oreal S.A.	$242,189
1,911	LVMH Moet Hennessy Louis Vuitton S.E.	1,754,123
255	Pernod Ricard S.A.	57,740
14,934	Publicis Groupe S.A.	1,165,745
35,616	Safran S.A.	5,272,474
8,758	Thales S.A.	1,294,843
13,304	Vinci S.A.	1,525,203
		14,061,675
	GERMANY — 0.5%
7,790	Knorr-Bremse A.G.	518,899
1,191	Muenchener Rueckversicherungs-Gesellschaft A.G.	416,416
5,481	Rheinmetall A.G.	1,623,748
26,797	SAP S.E.	3,383,672
9,330	Siemens A.G.	1,511,497
		7,454,232
	GUERNSEY — 0.1%
17,620	Amdocs Ltd.	1,692,049

	HONG KONG — 0.1%
124,000	Beijing Enterprises Holdings Ltd.	446,347
140,000	China Merchants Port Holdings Co., Ltd.	214,927
21,000	Power Assets Holdings Ltd.	112,661
57,000	Sun Hung Kai Properties Ltd.	798,548
137,800	Swire Properties Ltd.	354,656
		1,927,139
	INDIA — 0.1%
7,455	Dr Reddy’s Laboratories Ltd. - ADR	424,413
87,492	Infosys Ltd. - ADR	1,525,861
		1,950,274
	IRELAND — 0.6%
14,359	Accenture PLC - Class A	4,103,946
7,770	Flutter Entertainment PLC*	1,402,036
19,040	Johnson Controls International PLC	1,146,589
26,168	Medtronic PLC	2,109,664
		8,762,235
	ISRAEL — 0.2%
2,131	Elbit Systems Ltd.[1]	362,717
8,039	Nice Ltd. - ADR* [1]	1,840,047
		2,202,764

43

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN — 0.7%
13,300	Asahi Kasei Corp.	$93,155
4,200	Bandai Namco Holdings, Inc.	90,548
8,371	FUJIFILM Holdings Corp.	424,937
6,200	Honda Motor Co., Ltd.	163,997
10,000	Itochu Corp.	325,665
2,800	Itochu Techno-Solutions Corp.	68,992
12,800	Japan Tobacco, Inc.	270,381
43,087	KDDI Corp.	1,328,707
51,200	MEIJI Holdings Co., Ltd.	1,217,703
7,800	Mitsubishi UFJ Financial Group, Inc.	49,988
118,800	Nippon Steel Corp.	2,801,481
13,900	Nippon Telegraph & Telephone Corp.	415,370
44,323	Nippon Telegraph & Telephone Corp. - ADR	1,327,917
5,800	Nissin Foods Holdings Co., Ltd.	530,351
170	Shin-Etsu Chemical Co., Ltd.	5,518
30	Toyota Motor Corp.	427
14,500	Trend Micro, Inc.	711,377
		9,826,514
	JERSEY — 0.1%
232,954	Glencore PLC	1,340,468

	NETHERLANDS — 0.5%
11,218	AerCap Holdings N.V.*	630,788
13,181	Airbus S.E.	1,760,553
70,973	CNH Industrial N.V.	1,085,970
34,843	Koninklijke Ahold Delhaize N.V.	1,190,416
7,690	NXP Semiconductors N.V.	1,433,993
99,314	Stellantis N.V.[1]	1,806,522
		7,908,242
	NEW ZEALAND — 0.0%[2]
101,544	Spark New Zealand Ltd.	321,712

	PHILIPPINES — 0.0%[2]
3,208	PLDT, Inc. - ADR[1]	81,002

	SINGAPORE — 0.1%
12,622	DBS Group Holdings Ltd.	313,805
5,020	DBS Group Holdings Ltd. - ADR	497,532
37,000	United Overseas Bank Ltd.	829,875
		1,641,212

Number of Shares		Value
	COMMON STOCKS (Continued)
	SOUTH KOREA — 0.0%[2]
894	POSCO Holdings, Inc. - ADR	$62,303
1	Woori Financial Group, Inc. - ADR	26
		62,329
	SPAIN — 0.1%
12,172	Amadeus IT Group S.A.*	816,541

	SWEDEN — 0.1%
65,616	Volvo A.B. - B Shares	1,352,126

	SWITZERLAND — 0.4%
88	Alcon, Inc.[1]	6,207
6,065	Garmin Ltd.	612,080
12,022	Nestle S.A.	1,465,849
7,504	Nestle S.A. - ADR	913,162
6,369	Roche Holding A.G.	1,819,895
227	Zurich Insurance Group A.G.	108,778
2,010	Zurich Insurance Group A.G. - ADR[1]	96,158
		5,022,129
	TAIWAN — 0.7%
27,929	Chunghwa Telecom Co., Ltd. - ADR	1,092,024
118,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,067,905
66,057	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	6,144,622
66,650	United Microelectronics Corp. - ADR[1]	583,854
		9,888,405
	UNITED KINGDOM — 0.9%
39,573	Anglo American PLC	1,316,258
14,647	AstraZeneca PLC	2,029,406
1	AstraZeneca PLC - ADR	69
35,155	British American Tobacco PLC	1,232,338
123,283	Compass Group PLC	3,098,294
17,715	London Stock Exchange Group PLC	1,720,654
122,210	Standard Chartered PLC	926,238
47,838	Unilever PLC	2,478,919
		12,802,176
	UNITED STATES — 14.1%
14,394	Abbott Laboratories	1,457,536
5,851	Adobe, Inc.*	2,254,800
7,272	Adtalem Global Education, Inc.*	280,845
12,168	Aflac, Inc.	785,079
10,742	Airbnb, Inc. - Class A*	1,336,305
796	Allstate Corp.	88,205

44

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
45,606	Alphabet, Inc. - Class A*	$4,730,710
38,394	Alphabet, Inc. - Class C*	3,992,976
72,345	Amazon.com, Inc.*	7,472,515
4,326	American Electric Power Co., Inc.	393,623
15,461	American Express Co.	2,550,292
10,618	Analog Devices, Inc.	2,094,082
63,526	Apple, Inc.	10,475,437
22,271	Ares Management Corp. - Class A	1,858,292
7,234	Arista Networks, Inc.*	1,214,299
6,745	Arthur J. Gallagher & Co.	1,290,386
417	Atmos Energy Corp.[1]	46,854
711	Becton, Dickinson and Co.	176,001
1,736	Bio-Rad Laboratories, Inc. - Class A*	831,579
24,408	Builders FirstSource, Inc.*	2,166,942
2,871	Chemed Corp.	1,543,880
5,174	Church & Dwight Co., Inc.	457,433
2,633	Ciena Corp.*	138,285
3,610	Cigna Corp.	922,463
28,313	Cisco Systems, Inc.	1,480,062
5,859	CNX Resources Corp.* [1]	93,861
49,388	Coca-Cola Co.	3,063,538
6,135	Constellation Brands, Inc. - Class A	1,385,835
3,127	Constellation Energy Corp.	245,469
2,941	Corteva, Inc.	177,372
3,112	Costco Wholesale Corp.	1,546,259
18,802	Dolby Laboratories, Inc. - Class A	1,606,067
883	DT Midstream, Inc.[1]	43,594
1,766	DTE Energy Co.	193,448
13,418	Elevance Health, Inc.	6,169,731
19,029	Eli Lilly & Co.	6,534,939
9,381	Exelon Corp.	392,970
6,856	ExlService Holdings, Inc.*	1,109,506
4,786	Expeditors International of Washington, Inc.	527,034
2,407	First Financial Corp.	90,214
19,446	Gaming and Leisure Properties, Inc. - REIT	1,012,359
5,709	Gartner, Inc.*	1,859,821
19,277	GoDaddy, Inc.*	1,498,208
1,177	Grand Canyon Education, Inc.*	134,060
32,530	H&R Block, Inc.[1]	1,146,682
1,395	Hanover Insurance Group, Inc.	179,257

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
18,000	Hologic, Inc.*	$1,452,600
2,212	Home Depot, Inc.	652,805
12,228	Hormel Foods Corp.	487,653
5,299	Humana, Inc.	2,572,453
1,373	Incyte Corp.*	99,227
5,370	Intuitive Surgical, Inc.*	1,371,874
18,502	Jabil, Inc.[1]	1,631,136
6,697	JM Smucker Co.	1,053,907
33,833	Johnson & Johnson	5,244,115
8,342	KLA Corp.	3,329,876
22,628	Knight-Swift Transportation Holdings, Inc.	1,280,292
6,549	Lam Research Corp.	3,471,756
9,047	Lancaster Colony Corp.	1,835,455
15,134	Lennar Corp. - Class A1	1,590,735
5,319	LPL Financial Holdings, Inc.	1,076,566
7,598	Marriott International, Inc. - Class A	1,261,572
4,968	Mastercard, Inc. - Class A	1,805,421
842	McCormick & Co., Inc.	70,063
7,071	McDonald’s Corp.	1,977,122
4,000	McKesson Corp.	1,424,200
48,738	Merck & Co., Inc.	5,185,236
31,488	Meta Platforms, Inc. - Class A*	6,673,567
15,578	Microchip Technology, Inc.	1,305,125
55,886	Microsoft Corp.	16,111,934
750	Monster Beverage Corp.*	40,508
15,531	Morgan Stanley	1,363,622
2,858	Motorola Solutions, Inc.	817,760
506	NIKE, Inc. - Class B	62,056
38	NVR, Inc.*	211,743
17,315	Omnicom Group, Inc.[1]	1,633,497
37,963	Oracle Corp.	3,527,522
27,060	Otis Worldwide Corp.	2,283,864
1,570	PDC Energy, Inc.[1]	100,763
4,986	PepsiCo, Inc.	908,948
16,394	Philip Morris International, Inc.	1,594,316
6,463	Procter & Gamble Co.	960,983
13,143	Quest Diagnostics, Inc.	1,859,472
10,706	Republic Services, Inc.	1,447,665
2,143	ResMed, Inc.	469,296
3,545	Royal Gold, Inc.[1]	459,822
21,824	Salesforce, Inc.*	4,359,999

45

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
5,344	Stryker Corp.	$1,525,552
5,519	Synopsys, Inc.*	2,131,714
20,182	Texas Instruments, Inc.	3,754,054
41,335	TJX Cos., Inc.	3,239,011
10,871	T-Mobile US, Inc.*	1,574,556
2,628	Tootsie Roll Industries, Inc.[1]	118,002
3,815	Trustmark Corp.	94,230
53,220	U.S. Bancorp	1,918,581
50,416	Uber Technologies, Inc.*	1,598,187
540	U-Haul Holding Co.[1]	32,211
2,786	Ulta Beauty, Inc.*	1,520,237
4,558	United Therapeutics Corp.*	1,020,810
15,038	UnitedHealth Group, Inc.	7,106,808
4,342	Vertex Pharmaceuticals, Inc.*	1,368,034
42,416	VICI Properties, Inc. - REIT	1,383,610
26,237	Visa, Inc. - Class A1	5,915,394
14,888	Walmart, Inc.	2,195,236
2,132	WEC Energy Group, Inc.	202,092
67,368	Wells Fargo & Co.	2,518,216
34,736	Werner Enterprises, Inc.	1,580,141
		204,912,307
	TOTAL COMMON STOCKS
	(Cost $246,060,962)	322,577,472

	EXCHANGE-TRADED FUNDS — 17.5%
1,571,202	iShares MSCI Global Min Vol Factor ETF[1]	152,013,793
3,913,890	Schwab Fundamental Emerging Markets Large Co. Index ETF[1]	101,956,835

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $231,766,674)	253,970,628

	FOREIGN COLLECTIVE INVESTMENT FUND — 5.8%
4,059,873	GMO Equity Dislocation Investment Fund - Class A* 3 4	84,932,535

	TOTAL FOREIGN COLLECTIVE INVESTMENT FUND
	(Cost $84,755,764)	84,932,535

Number of Shares		Value
	OPEN-END MUTUAL FUNDS — 33.0%
2,996,275	AQR Large Cap Defensive Style Fund - Class R6	$76,165,304
3,419,913	Baillie Gifford Emerging Markets Equities Fund - Class K	62,584,421
13,582,431	GMO Quality Fund - Class VI5	340,511,546

	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $430,293,705)	479,261,271

	PRIVATE FUNDS[6] — 14.3%
	Bridgewater All Weather China, Ltd.4 7	60,394,312
	RIEF Strategic Partners Fund LLC[8]	146,657,465

	TOTAL PRIVATE FUNDS
	(Cost $186,362,244)	207,051,777

	SHORT-TERM INVESTMENTS — 7.7%
	COLLATERAL POOL INVESTMENTS FOR SECURITIES ON LOAN — 0.6%
	Collateral Investments[9]	8,335,641

	MONEY MARKET FUNDS — 7.1%
103,358,687	JPMorgan Prime Money Market Fund - Institutional Shares, 4.89%[10]	103,389,695

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $111,705,981)	111,725,336

	TOTAL INVESTMENTS — 100.5%
	(Cost $1,290,945,330)	1,459,519,019
	Liabilities in excess of other assets — (0.5)%	(6,778,036)

	TOTAL NET ASSETS — 100.0%	$1,452,740,983

*	Non-income producing security.
[1]	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers. At period end, the aggregate value of these securities was $22,643,613.
[2]	Rounds to less than 0.05%.
[3]	Domiciled in Ireland.
[4]	Affiliated investments for which ownership exceeds 5% of the investment’s capital. Please refer to Note 5, Investments in Affiliated Issuers, in the Notes to Financial Statements.

46

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2023

[5]	The Fund primarily invests in global equities.
[6]	The Private Funds are generally offered in private placement transactions and as such are often illiquid and generally restricted to resale.
[7]	The investment was acquired on 3/1/2021. The cost is $64,000,000.
[8]	The investment was acquired on 7/2/2018. The cost is $122,362,244.
[9]	Please refer to Note 2, Securities Lending, in the Notes to Financial Statements.
[10]	The rate is the annualized seven-day yield at period end.

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

LLC – Limited Liability Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

47

ASPIRIANT TRUST

Statements of Assets and Liabilities

As of March 31, 2023

	Risk-Managed Taxable Bond Fund	Risk-Managed Municipal Bond Fund	Defensive Allocation Fund	Risk-Managed Equity Allocation Fund
ASSETS:
Unaffiliated investments, at value (cost $222,297,409, $1,009,187,308, $730,962,981 and $1,142,189,566, respectively)	$196,574,078	$1,013,955,374	$770,780,717	$1,314,192,172	[1]
Affiliated investments, at value (cost $0, 0, 599,132,335 and 148,755,764, respectively)	—	—	564,064,991	145,326,847
Cash	—	999,105	227,825	395,835
Foreign currency, at value (cost $0, $0, $0 and $126,510, respectively)	—	—	—	130,483
Receivables:
Investments sold	—	—	4,219,120	669,032
Deposits with brokers for futures contracts	—	291,967	—	—
Fund shares sold	—	81,470	76,251	106,970
Dividends and interest	49,349	10,970,751	582,372	1,465,700
Other receivables	—	—	—	16,274
Other prepaid expenses	37,495	46,434	41,966	29,541
Total assets	196,660,922	1,026,345,101	1,339,993,242	1,462,332,854

LIABILITIES:
Unrealized depreciation on:
Futures	—	183,373	—	—
Payables:
Investments purchased	—	2,771,902	—	626,444
Securities lending collateral (see Note 2)	—	—	—	8,335,641
Fund shares redeemed	20,015	108,459	187,790	166,268
Accrued fund accounting fees	8,924	59,280	48,028	63,206
Due to Adviser	13,336	181,370	112,666	190,120
Accrued Trustees’ fees	14,531	14,531	14,531	14,531
Accrued fund administration fees	8,034	41,648	55,130	59,084
Accrued transfer agent fees and expenses	5,880	5,915	6,171	6,223
Accrued administrative servicing fees	4,997	25,523	11,101	47,658
Accrued Chief Compliance Officer fees	1,583	1,583	1,583	1,583
Accrued custody fees	766	4,702	2,374	11,032
Accrued other expenses	33,733	52,420	34,427	70,081
Total liabilities	111,799	3,450,706	473,801	9,591,871
Commitments and contingencies (see Note 2)

NET ASSETS	$196,549,123	$1,022,894,395	$1,339,519,441	$1,452,740,983

[1]	Includes $22,643,613 of securities on loan to unaffiliated brokers-dealers. Please refer to Note 2, Securities Lending, in the Notes to Financial Statements.

48

ASPIRIANT TRUST

Statements of Assets and Liabilities (Continued)

As of March 31, 2023

	Risk-Managed Taxable Bond Fund	Risk-Managed Municipal Bond Fund	Defensive Allocation Fund	Risk-Managed Equity Allocation Fund
NET ASSETS CONSIST OF:
Paid-in capital (unlimited shares authorized, no par value)	$225,339,767	$1,081,610,792	$1,384,543,806	$1,246,412,986
Total distributable earnings (losses)	(28,790,644)	(58,716,397)	(45,024,365)	206,327,997
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$196,549,123	$1,022,894,395	$1,339,519,441	$1,452,740,983

SHARES ISSUED AND OUTSTANDING	23,090,258	109,713,130	132,866,234	105,572,744	^
NET ASSET VALUE PER SHARE	$8.51	$9.32	$10.08	$13.76	^

^    Advisor Shares

See accompanying Notes to Financial Statements.

49

ASPIRIANT TRUST

Statements of Operations

For the Year Ended March 31, 2023

	Risk-Managed Taxable Bond Fund	Risk-Managed Municipal Bond Fund	Defensive Allocation Fund	Risk-Managed Equity Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments (net of foreign withholding taxes of $0, $0, $0 and $360,514, respectively)	$8,937,627	$1,050,723	$10,983,423	$24,422,717
Dividends from affiliated investments	—	—	12,245,121	755,765
Interest income from unaffiliated investments	265,118	29,731,892	4,384,024	3,182,878
Net securities lending income	—	—	—	142,350
Total investment income	9,202,745	30,782,615	27,612,568	28,503,710

EXPENSES:
Advisory fees	467,477	2,613,063	1,361,765	3,606,829
Administrative services fees	186,991	967,800	1,361,765	1,502,845
Fund accounting fees	76,723	369,465	295,683	392,336
Trustees’ fees and expenses	66,312	66,312	66,312	73,812
Fund administration fees	47,427	245,417	345,349	381,083
Legal fees	42,440	57,256	67,004	55,184
Transfer agent fees and expenses	35,566	35,640	37,174	37,554
Audit and tax fees	32,437	53,426	33,186	76,693
Registration fees	19,310	67,181	74,279	32,435
Chief Compliance Officer fees	19,000	19,000	19,000	19,000
Insurance fees	13,836	13,836	13,836	13,836
Regulatory services	10,300	13,300	10,300	11,400
Shareholder reporting fees	7,495	10,103	15,257	14,155
Custody fees	4,845	30,082	15,942	60,820
Other expenses	11,272	14,204	13,156	25,021
Total expenses	1,041,431	4,576,085	3,730,008	6,303,003
Less: Advisory fees waived	(317,884)	(580,680)	—	(1,202,295)
Less: Administrative services fees waived	(130,894)	(677,460)	(1,225,590)	(901,707)
Net expenses	592,653	3,317,945	2,504,418	4,199,001
Net investment income	8,610,092	27,464,670	25,108,150	24,304,709

50

ASPIRIANT TRUST

Statements of Operations (Continued)

For the Year Ended March 31, 2023

	Risk-Managed Taxable Bond Fund	Risk-Managed Municipal Bond Fund	Defensive Allocation Fund	Risk-Managed Equity Allocation Fund
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Unaffiliated investments	$(3,840,758)	$(17,118,403)	$(9,343,544)	$(35,385,927)
Foreign currency translations	—	—	—	(129,398)
Futures contracts	—	135,381	—	—
Capital gain distributions from unaffiliated investments	—	—	979,053	39,662,359
Total net realized gain (loss)	(3,840,758)	(16,983,022)	(8,364,491)	4,147,034
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(12,972,686)	(25,940,022)	(59,573,413)	(94,367,688)
Affiliated investments	—	—	(16,941,353)	(6,671,665)
Foreign currency translations	—	—	—	8,538
Futures contracts change	—	(183,373)	—	—
Total net change in unrealized appreciation (depreciation)	(12,972,686)	(26,123,395)	(76,514,766)	(101,030,815)
Net realized and unrealized gain (loss)	(16,813,444)	(43,106,417)	(84,879,257)	(96,883,781)
Net Decrease in Net Assets from Operations	$(8,203,352)	$(15,641,747)	$(59,771,107)	$(72,579,072)

See accompanying Notes to Financial Statements.

51

ASPIRIANT TRUST

Statements of Changes in Net Assets

	Risk-Managed Taxable Bond Fund		Risk-Managed Municipal Bond Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
CHANGES IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$8,610,092	$5,357,004	$27,464,670	$27,909,226
Net realized gain (loss) on investments	(3,840,758)	221,414	(16,983,022)	4,186,361
Net change in unrealized appreciation (depreciation) on investments	(12,972,686)	(13,618,760)	(26,123,395)	(65,816,057)
Change in net assets resulting from operations	(8,203,352)	(8,040,342)	(15,641,747)	(33,720,470)

DISTRIBUTIONS TO SHAREHOLDERS:
Change in net assets resulting from distributions to shareholders	(8,331,502)	(9,162,414)	(34,350,896)	(47,726,167)

CAPITAL SHARE TRANSACTIONS:
Shares sold	55,970,504	45,883,783	826,705,923	207,867,955
Shares issued for reinvestment of distributions	7,917,289	8,614,057	32,879,569	45,845,037
Shares redeemed	(56,323,522)	(45,324,352)	(926,791,856)	(203,377,871)
Change in net assets resulting from capital stock transactions	7,564,271	9,173,488	(67,206,364)	50,335,121

Change in net assets	$(8,970,583)	$(8,029,268)	$(117,199,007)	$(31,111,516)

NET ASSETS:
Beginning of year	205,519,706	213,548,974	1,140,093,402	1,171,204,918
End of year	$196,549,123	$205,519,706	$1,022,894,395	$1,140,093,402

TRANSACTIONS IN SHARES:
Shares sold	6,493,010	4,613,028	88,461,824	19,863,338
Shares issued for reinvestment of distributions	936,035	874,914	3,570,527	4,444,489
Shares redeemed	(6,517,280)	(4,542,950)	(99,131,697)	(19,507,477)
Change in shares outstanding	911,765	944,992	(7,099,346)	4,800,350

See accompanying Notes to Financial Statements.

52

ASPIRIANT TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Defensive Allocation Fund		Risk-Managed Equity Allocation Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
CHANGES IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$25,108,150	$20,287,267	$24,304,709	$20,971,859
Net realized gain (loss) on investments and foreign currency	(8,364,491)	51,802,624	4,147,034	39,845,482
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(76,514,766)	(39,832,173)	(101,030,815)	7,699,749
Change in net assets resulting from operations	(59,771,107)	32,257,718	(72,579,072)	68,517,090

DISTRIBUTIONS TO SHAREHOLDERS:
Change in net assets resulting from distributions to shareholders	(10,301,397)	(75,177,928)	(31,426,254)	(44,777,500)

RETURN OF CAPITAL TO SHAREHOLDERS:
Change in net assets resulting from return of capital	—	(338,217)	—	—

CAPITAL SHARE TRANSACTIONS:
Shares sold	276,139,826	340,832,806	234,547,241	204,504,235
Shares issued for reinvestment of distributions	9,846,318	71,404,357	29,482,923	41,614,717
Shares redeemed	(412,777,335)	(277,523,441)	(437,280,328)	(168,179,027)
Change in net assets resulting from capital stock transactions	(126,791,191)	134,713,722	(173,250,164)	77,939,925

Change in net assets	$(196,863,695)	$91,455,295	$(277,255,490)	$101,679,515

NET ASSETS:
Beginning of year	1,536,383,136	1,444,927,841	1,729,996,473	1,628,316,958
End of year	$1,339,519,441	$1,536,383,136	$1,452,740,983	$1,729,996,473

TRANSACTIONS IN SHARES^:
Shares sold	27,720,838	31,284,476	17,687,370	13,511,793
Shares issued for reinvestment of distributions	997,601	6,679,547	2,254,046	2,671,034
Shares redeemed	(41,511,713)	(25,227,304)	(33,027,986)	(11,012,680)
Change in shares outstanding	(12,793,274)	12,736,719	(13,086,570)	5,170,147

^	Represents Advisor Shares transactions for Aspiriant Risk-Managed Equity Allocation Fund.

See accompanying Notes to Financial Statements.

53

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Financial Highlights

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	One Month Period Ended March 31, 2020[1]	Year Ended February 29, 2020	Period Ended February 28, 2019[2]
Net asset value, beginning of period	$9.27	$10.06	$10.13	$10.53	$9.99	$10.00

Income from Investment Operations:
Net investment income	0.40	0.25	0.26	0.03	0.33	0.26
Net realized and unrealized gain (loss) on investments	(0.77)	(0.61)	0.21	(0.35)	0.56	(0.05)
Total from investment operations	(0.37)	(0.36)	0.47	(0.32)	0.89	0.21

Less Distributions:
From net investment income	(0.39)	(0.22)	(0.47)	(0.08)	(0.35)	(0.22)
From net realized gain	(0.00)[6]	(0.21)	(0.07)	—	—	—
Total distributions	(0.39)	(0.43)	(0.54)	(0.08)	(0.35)	(0.22)

Net assets value, end of period	$8.51	$9.27	$10.06	$10.13	$10.53	$9.99

Total return	(3.89)%	(3.76)%	4.58%	(3.06)%[3]	9.02%	2.16%[3]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$196,549	$205,520	$213,549	$276,744	$300,398	$206,356
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver[4]	0.56%	0.52%	0.50%	0.58%[5]	0.51%	0.60%[5]
Expense waiver[4]	(0.24)%	(0.24)%	(0.24)%	(0.24)%[5]	(0.24)%	(0.24)%[5]
Total expenses after expense waiver[4]	0.32%	0.28%	0.26%	0.34%[5]	0.27%	0.36%[5]
Net investment income[4]	4.60%	2.52%	2.35%	2.87%[5]	3.33%	3.46%[5]
Portfolio turnover rate	19%	24%	20%	5%[3]	4%	0%[3]

[1]	Effective March 1, 2020, the fiscal year end changed from February 28 to March 31.

[2]	Commenced operations as of the close of business on March 29, 2018.

[3]	Not annualized.

[4]	The ratios of expenses and net investment income or loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying companies in which the Fund invests.

[5]	Annualized.

[6]	Rounds to less than 0.005.

See accompanying Notes to Financial Statements.

54

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	One Month Period Ended March 31, 2020[1]	Year Ended February 29, 2020	Year Ended February 28, 2019
Net asset value, beginning of period	$9.76	$10.46	$10.11	$10.68	$10.07	$10.03

Income from Investment Operations:
Net investment income	0.25	0.26	0.20	0.02	0.27	0.30
Net realized and unrealized gain (loss) on investments	(0.35)	(0.55)	0.51	(0.50)	0.70	0.06
Total from investment operations	(0.10)	(0.29)	0.71	(0.48)	0.97	0.36

Less Distributions:
From net investment income	(0.33)	(0.35)	(0.36)	(0.09)	(0.36)	(0.32)
From net realized gain	(0.01)	(0.06)	—	—	—	—
Total distributions	(0.34)	(0.41)	(0.36)	(0.09)	(0.36)	(0.32)

Net assets value, end of period	$9.32	$9.76	$10.46	$10.11	$10.68	$10.07

Total return	(0.88)%	(2.87)%	7.10%	(4.55)%[2]	9.79%	3.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,022,894	$1,140,093	$1,171,205	$1,490,711	$1,626,461	$1,429,178
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver[3]	0.47%	0.45%	0.45%	0.47%[4]	0.45%	0.46%
Expense waiver[3]	(0.13)%	(0.13)%	(0.13)%	(0.13)%[4]	(0.13)%	(0.12)%
Total expenses after expense waiver[3]	0.34%	0.32%	0.32%	0.34%[4]	0.32%	0.34%
Net investment income[3]	2.84%	2.32%	2.40%	2.37%[4]	2.55%	2.96%
Portfolio turnover rate	49%	11%	16%	6%[2]	24%	16%

[1]	Effective March 1, 2020, the fiscal year end changed from February 28 to March 31.

[2]	Not annualized.

[3]	The ratios of expenses and net investment income or loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying companies in which the Fund invests.

[4]	Annualized.

See accompanying Notes to Financial Statements.

55

ASPIRIANT DEFENSIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	One Month Period Ended March 31, 2020[1]	Year Ended February 29, 2020	Year Ended February 28, 2019
Net asset value, beginning of period	$10.55	$10.87	$9.38	$10.23	$10.24	$10.82

Income from Investment Operations:
Net investment income	0.16	0.21	0.15	0.00 [2]	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.55)	0.04	1.59	(0.85)	0.17	(0.39)
Total from investment operations	(0.39)	0.25	1.74	(0.85)	0.39	(0.18)

Less Distributions:
From net investment income	(0.08)	(0.57)	(0.25)	—	(0.40)	(0.22)
From net realized gain	—	—	—	—	—	(0.18)
From return of capital	—	(0.00)[2]	—	—	—	—
Total distributions	(0.08)	(0.57)	(0.25)	—	(0.40)	(0.40)

Net assets value, end of period	$10.08	$10.55	$10.87	$9.38	$10.23	$10.24

Total return	(3.71)%	2.27%	18.52%	(8.31)%[3]	3.69%	(1.46)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,339,519	$1,536,383	$1,444,928	$1,217,208	$1,344,079	$1,239,786
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver[4]	0.27%	0.26%	0.27%	0.29%[5]	0.27%	0.28%
Expense waiver[4]	(0.09)%	(0.09)%	(0.09)%	(0.09)%[5]	(0.09)%	(0.09)%
Total expenses after expense waiver[4]	0.18%	0.17%	0.18%	0.20%[5]	0.18%	0.19%
Net investment income[4]	1.84%	1.32%	1.36%	0.69%[5]	2.13%	1.88%
Portfolio turnover rate	21%	20%	4%	3%[3]	10%	29%

[1]	Effective March 1, 2020, the fiscal year end changed from February 28 to March 31.

[2]	Rounds to less than 0.005.

[3]	Not annualized.

[4]	The ratios of expenses and net investment income or loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying companies in which the Fund invests.

[5]	Annualized.

See accompanying Notes to Financial Statements.

56

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	One Month Period Ended March 31, 2020[1]	Year Ended February 29, 2020	Year Ended February 28, 2019
Net asset value, beginning of period	$14.58	$14.35	$11.30	$12.58	$13.02	$13.27

Income from Investment Operations:
Net investment income	0.22	0.18	0.17	0.01	0.25	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.75)	0.44	3.11	(1.29)	(0.05)	0.08
Total from investment operations	(0.53)	0.62	3.28	(1.28)	0.20	0.34

Less Distributions:
From net investment income	(0.14)	(0.37)	(0.10)	—	(0.30)	(0.26)
From net realized gain	(0.15)	(0.02)	(0.13)	—	(0.34)	(0.33)
Total distributions	(0.29)	(0.39)	(0.23)	—	(0.64)	(0.59)

Net assets value, end of period	$13.76	$14.58	$14.35	$11.30	$12.58	$13.02

Total return	(3.58)%	4.10%	29.08%	(10.17)%[2]	1.17%	2.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,452,741	$1,729,996	$1,628,317	$1,047,842	$1,147,049	$1,136,369
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver[3]	0.42%	0.41%	0.42%	0.48%[4]	0.42%	0.44%
Expense waiver[3]	(0.14)%	(0.14)%	(0.14)%	(0.14)%[4]	(0.13)%	(0.14)%
Total expenses after expense waiver[3]	0.28%	0.27%	0.28%	0.34%[4]	0.29%	0.30%
Net investment income[3]	1.62%	1.18%	1.34%	1.38%[4]	1.87%	1.90%
Portfolio turnover rate	36%	24%	47%	3%[2]	28%	79%

[1]	Effective March 1, 2020, the fiscal year end changed from February 28 to March 31.

[2]	Not annualized.

[3]	The ratios of expenses and net investment income or loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying companies in which the Fund invests.

[4]	Annualized.

See accompanying Notes to Financial Statements.

57

ASPIRIANT TRUST

Notes to Financial Statements

March 31, 2023

1.	ORGANIZATION

Aspiriant Trust, which was organized on November 22, 2011, is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company (the “Trust”). The Trust currently consists of the following four portfolios: Aspiriant Risk-Managed Taxable Bond Fund (the “Taxable Bond Fund”), which commenced operations on March 29, 2018, Aspiriant Risk-Managed Municipal Bond Fund (the “Municipal Bond Fund”), which commenced operations on July 1, 2015, Aspiriant Defensive Allocation Fund (the “Defensive Allocation Fund”), which commenced operations on December 14, 2015, and Aspiriant Risk-Managed Equity Allocation Fund (the “Equity Allocation Fund”, together with the Taxable Bond Fund, the Municipal Bond Fund, and the Defensive Allocation Fund, each individually referred to as a “Fund” or collectively, the “Funds”), which commenced operations on April 4, 2013. All Funds are diversified investment companies under the 1940 Act, except for the Defensive Allocation Fund. Effective January 3, 2023, Defensive Allocation Fund’s fundamental diversification policy was eliminated, thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company under the 1940 Act. The Taxable Bond Fund, the Municipal Bond Fund, and the Defensive Allocation Fund have each established, offered and issued only one class of shares. The Equity Allocation Fund has established two classes of shares: Advisor Shares and Institutional Shares. Only Advisor Shares have been offered and issued to date. The Funds’ investment objectives are as follows:

The Taxable Bond Fund – The investment objective of the Taxable Bond Fund is to maximize long-term total return. The Fund invests primarily in Underlying Funds and may, to a limited extent, invest in separately managed accounts (“SMAs”). To achieve its investment objective, under normal market conditions, the Fund invests through underlying funds (“Underlying Funds”) and SMAs at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds and other fixed income securities. The Fund intends to allocate its assets to Underlying Funds and SMAs that primarily invest in various types of bonds and other securities, typically government and agency bonds, corporate bonds, notes, mortgage-related and asset-backed securities, collateralized debt obligations, zero coupon bonds, bank loans, money market instruments, repurchase agreements, swaps, futures, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating. The Underlying Funds and SMAs may invest in the U.S. and abroad, including international and emerging markets, and may purchase securities of any credit rating and varying maturities issued by domestic and foreign corporations, entities and governments.

The Municipal Bond Fund - The investment objective of the Municipal Bond Fund is to seek total return on investment through income exempt from regular federal income taxes and through capital appreciation. Under normal circumstances, the Municipal Bond Fund seeks to achieve its investment goal by investing at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), which may include a focus on the California municipal securities market. The Municipal Bond Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to non-corporate shareholders. The Municipal Bond Fund may invest in bonds of any maturity and duration. The Municipal Bond Fund may invest in securities of other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”) and private funds that invest primarily in securities of the types in which the Municipal Bond Fund may invest directly.

58

ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

1.	ORGANIZATION (Continued)

The Defensive Allocation Fund – The investment objective of the Defensive Allocation Fund is to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. Under normal circumstances, the Defensive Allocation Fund seeks to achieve its investment objective by investing primarily in Underlying Funds and may, to a limited extent, invest in SMAs, which are private portfolios of securities for individual accounts. The Fund seeks to provide a return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class (i.e., long-short strategies).

The Defensive Allocation Fund’s exposures may include global equities, global fixed income, market neutral, global macro, managed futures, relative value, long/short equity, long/short debt, merger arbitrage, convertible arbitrage, security arbitrage, managed futures, derivatives and other non-traditional strategies.

The Equity Allocation Fund - The investment objective of the Equity Allocation Fund is to achieve long-term capital appreciation while considering federal tax implications of investment decisions. Under normal circumstances, the Equity Allocation Fund seeks to achieve its investment goal by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund also may invest in securities that provide exposure to equity securities (i.e. rights, warrants, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets. The Fund may invest in companies of any market capitalization. The adviser and sub-advisers generally will consider selling securities when other securities are identified that may result in a better opportunity.

Aspiriant, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Board of Trustees (“Trustees”) of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(a)	Securities Valuations

The Board has delegated day-to-day management of the valuation process to the Adviser as the appointed Valuation Designee, which has established a valuation committee to carry out this function. The Valuation Designee is subject to the oversight of the Board. The Valuation Designee is responsible for assessing and managing key valuation risks, and is generally to review valuation methodologies, valuation determinations, and any information provided by the Adviser.

Securities are valued at market value as of the regularly scheduled close of trading (generally 4:00 p.m. Eastern time) on each business day when the New York Stock Exchange (“NYSE”) is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other

59

ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(a)	Securities Valuations (Continued)

exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities including listed issues, are valued by using an evaluated mean price furnished by an independent pricing service, which may use matrix and valuation models as necessary to formulate its prices.

Futures contracts are valued at the settlement price established each day in the market where such contracts are principally traded. The daily settlement prices for financial futures are provided by an independent source.

In the case of certain foreign securities, the local exchange close occurs at various times before the close of the NYSE. Therefore, foreign securities traded in countries outside the U.S. are fair valued by utilizing the fair value factors provided by an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local close prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets in determining fair value as of the time each Fund calculates its net asset value (“NAV”). Foreign currency exchange rates are generally determined at the close of the NYSE.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as other securities listed on exchange.

The investments in private funds, that are not publicly traded, such as limited partnerships, limited liability companies and exempted companies, are typically valued using each Fund’s percentage share of the NAV of the respective private fund, as reported by the private funds’ managers and their agents, when the NAV is calculated in a manner consistent with measurement principles in FASB ASC Topic 946 for investment companies. Such values are calculated according to the valuation policies of the particular private fund. Investments in private funds are subject to the terms of the private funds’ offering documents. Valuations of the private funds may be subject to estimates and are net of management, performance incentive fees or allocations payable to the private funds’ managers as required by the private funds’ offering documents.

(b)	Fair Value Measurements and Disclosures

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities;

●

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads, cash collateral received as part of the securities lending program, and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

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ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The Trust measures the fair value of its investments in private funds that do not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, a fair value determination is made under procedures established by and under the general supervision of the Valuation Designee. In using the NAV as a practical expedient, certain attributes of the investment, which may impact the fair value of the investment, are not considered in measuring fair value.

Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Taxable Bond Fund’s assets:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Open-End Mutual Funds:
Core	$154,166,475	$—	$—	$—	$154,166,475
Opportunistic	18,940,001	—	—	—	18,940,001
Private Fund:
Opportunistic	—	—	—	9,855,677	9,855,677
Short-Term Investment	13,611,925	—	—	—	13,611,925
Total Investments	$186,718,401	$—	$—	$9,855,677	$196,574,078

There were no transfers into or out of level 3 for the Taxable Bond Fund during the year ended March 31, 2023.

Certain investments valued using the NAV as a practical expedient in which the Taxable Bond Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Taxable Bond Fund and their attributes as of March 31, 2023:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (in Days)	Redemption Terms
Private Fund - Private Credit (a)	$9,855,677	$500,000	5 Years (Subject to one year extension)	None	N/A	N/A
	$9,855,677	$500,000

(a)	This category includes funds that focus on senior, floating rate loans to private equity-backed, lower middle-market companies.

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ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Taxable Bond Fund’s net assets as of March 31, 2023:

Private Fund	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
AG Direct Lending Fund IV Annex, LP	5.0%	Private Credit	The NAV will be the value of all assets of the fund (including accrued interest and dividends) less all of the liabilities of the fund.	None	N/A

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Municipal Bond Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investments:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Municipal Bonds	$—	$760,779,488	$—	$—	$760,779,488
Common Stock	2,528,910	—	—	—	2,528,910
Exchange-Traded Fund	49,617,502	—	—	—	49,617,502
Closed-End Mutual Funds	5,696,236	—	—	—	5,696,236
Private Funds	—	—	—	113,568,182	113,568,182
Short-Term Investment	81,765,056	—	—	—	81,765,056
Total Investments	$139,607,704	$760,779,488	$—	$113,568,182	$1,013,955,374

The following is a summary of the inputs used in valuing the Municipal Bond Fund’s assets and liabilities of other financial instruments that are derivative instruments reflected in the Schedule of Open Futures Contracts as of March 31, 2023:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Futures Contracts	$(183,373)	$—	$—	$—	$(183,373)
Total	$(183,373)	$—	$—	$—	$(183,373)

There were no transfers into or out of level 3 for the Municipal Bond Fund during the year ended March 31, 2023.

62

ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Certain investments valued using the NAV as a practical expedient in which the Municipal Bond Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Municipal Bond Fund and their attributes as of March 31, 2023:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (in Days)	Redemption Terms
Private Funds - Fixed Income Relative-Value (a)	$113,568,182	N/A	Indefinite	Monthly - Quarterly	30 - 65	N/A - 25% investor level gate, if redemptions exceed 25% of master fund’s assets
	$113,568,182	N/A

(a)	This category includes funds that apply both a top-down overlay and bottom-up credit research in the construction of U.S. tax exempt and taxable portfolios.

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Municipal Bond Fund’s net assets as of March 31, 2023:

Private Fund	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
MacKay Municipal Opportunities Fund, LP	8.6%	Fixed Income Relative-Value	The NAV will be the value of all assets of the fund (including accrued interest and dividends) less all of the liabilities of the fund.	Monthly	N/A

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ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Defensive Allocation Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investment:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Foreign Collective Investment Funds:
Alternative Diversifiers	$155,596,873	$—	$—	$113,781,036	$269,377,909
Open-End Mutual Funds:
Alternative Diversifiers	145,774,495	—	—	—	145,774,495
Core/Alternative Diversifiers	503,710,092	—	—	—	503,710,092
Exchange-Traded Fund:
Real Asset	83,132,106	—	—	—	83,132,106
Private Funds:
Alternative Diversifiers	—	—	—	123,779,033	123,779,033
Core Diversifier	—	—	—	66,112,112	66,112,112
Short-Term Investment	142,959,961	—	—	—	142,959,961
Total Investments	$1,031,173,527	$—	$—	$303,672,181	$1,334,845,708

There were no transfers into or out of level 3 for the Defensive Allocation Bond Fund during the year ended March 31, 2023.

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ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Certain investments valued using the NAV as a practical expedient in which the Defensive Allocation Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Defensive Allocation Fund and their attributes as of March 31, 2023:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period	Redemption Terms
Foreign Collective
Investment Funds –
Multi-Strategy (a)	$113,781,036	N/A	Indefinite	Weekly	1 business day	N/A

Private Funds –
Multi-Strategy (a)	123,779,033	$7,537,674	Indefinite	Quarterly-Semi-annual	60-90 calendar days

1) 0%-20% fund-level gate.

2) 5%-12.5% investor-level gate per cycle.

3) Commitment lock-up of the earlier of (a) July 1, 2024 or (b) the date that is six months after the call date on which the commitment is fully drawn.

Risk Parity (b)	66,112,112	N/A	Indefinite	Monthly	5 business days	N/A
	$303,672,181	$7,537,674

(a)

This category includes the funds that intend to deliver consistently positive returns regardless of the directional movement in equity, interest rates or currency markets by engaging in a variety of investment strategies.

(b)

This category includes the funds that hold a globally diversified portfolio with approximately equal risk allocations across equities, developed market sovereign bonds, credit (e.g., corporate and emerging country debt) and inflation hedges (e.g., commodities and inflation linked sovereign debt), and some relative value positions to drive outperformance or fund alpha.

65

ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Defensive Allocation Fund’s net assets as of March 31, 2023:

Investment Category	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
Foreign Collective Investment Funds–
Managed Fund/ Bridgewater Fund Limited	8.5%	Multi-Strategy	The NAV will be the value of all assets of the fund less all of the liabilities of the fund.	Weekly	N/A

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Equity Allocation Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investments:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Common Stock
Belgium	$—	$1,172,961	$—	$—	$1,172,961
Bermuda	4,704,046	—	—	—	4,704,046
Canada	2,045,787	—	—	—	2,045,787
Cayman Islands	—	10,533,790	—	—	10,533,790
China	—	4,444,140	—	—	4,444,140
Curacao	1,598,941	—	—	—	1,598,941
Denmark	2,151,095	1,901,181	—	—	4,052,276
France	—	14,061,675	—	—	14,061,675
Germany	—	7,454,232	—	—	7,454,232
Guernsey	1,692,049	—	—	—	1,692,049
Hong Kong	—	1,927,139	—	—	1,927,139
India	1,950,274	—	—	—	1,950,274
Ireland	7,360,199	1,402,036	—	—	8,762,235
Israel	2,202,764	—	—	—	2,202,764
Japan	1,327,917	8,498,597	—	—	9,826,514
Jersey	—	1,340,468	—	—	1,340,468
Netherlands	3,871,303	4,036,939	—	—	7,908,242
New Zealand	—	321,712	—	—	321,712
Philippines	81,002	—	—	—	81,002
Singapore	497,532	1,143,680	—	—	1,641,212
South Korea	62,329	—	—	—	62,329

66

ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Spain	$—	$816,541	$—	$—	$816,541
Sweden	—	1,352,126	—	—	1,352,126
Switzerland	1,627,607	3,394,522	—	—	5,022,129
Taiwan	7,820,500	2,067,905	—	—	9,888,405
United Kingdom	69	12,802,107	—	—	12,802,176
United States	204,912,307	—	—	—	204,912,307
Exchange-Traded Funds	253,970,628	—	—	—	253,970,628
Foreign Collective Investment Fund	84,932,535	—	—	—	84,932,535
Open-End Mutual Funds	479,261,271	—	—	—	479,261,271
Private Funds	—	—	—	207,051,777	207,051,777
Short-Term Investments	103,389,695	8,335,641	—	—	111,725,336
Total Investments	$1,165,459,850	$87,007,392	$—	$207,051,777	$1,459,519,019

There were no transfers into or out of level 3 for the Equity Allocation Fund during the year ended March 31, 2023.

Certain investments valued using the NAV as a practical expedient in which the Equity Allocation Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Equity Allocation Fund and their attributes as of March 31, 2023:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period	Redemption Terms
Private Funds - Long/Short Equity (a)	$146,657,465	N/A	Indefinite	Monthly	2 Months	N/A
Risk Parity (b)	60,394,312	N/A	Indefinite	Monthly	1 Month	N/A
	$207,051,777	N/A

(a)	This category includes funds that employ long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempt to achieve capital appreciation.

(b)

This category includes the funds that hold a diversified portfolio with approximately equal risk allocations across equities, developed market sovereign bonds, credit (e.g., corporate and emerging country debt) and inflation hedges (e.g., commodities and inflation linked sovereign debt), and some relative value positions to drive outperformance or fund alpha.

67

ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Equity Allocation Fund’s net assets as of March 31, 2023:

Private Fund	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
RIEF Strategic Partners Fund LLC	10.1%	Long/Short Equity	The NAV will be the value of all assets of the fund (including accrued interest and dividends) less all of the liabilities of the fund.	Monthly	N/A

(c)	Security Transactions and Related Investment Income

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Distributions received from private funds are recorded on the effective date, based on the character determined by the private fund. Return of capital or security distributions received from private funds and securities are accounted for as a reduction to cost. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(d)	Foreign Currency and Risk

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern time on March 31, 2023.

ii.

Purchases and sales of investment securities, income and expenses are recorded at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

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ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)	Securities Lending

The Funds may participate in a securities lending program, providing portfolio securities to brokers, dealers, and financial institutions. When the Funds participate in securities lending they will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. As collateral, the Funds receive cash (“Cash Collateral”) or securities, such as various government securities or common stocks listed on certain indices (“Non-Cash Collateral”) in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of collateral received is maintained at a minimum level of 102% of the prior day’s market value on securities loaned. Investment transactions, including securities on loan and the related collateral, are recorded on a trade date basis. Cash collateral is reinvested in money market funds and, with other entities participating in the securities lending program, in short term securities including overnight repurchase agreements, time deposits, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates). The valuation of collateral is discussed in “Securities Valuations” in Note 2 of the Notes to the Financial Statements. When the Funds lend their portfolio securities, they are subject to the risk that they may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Funds may lose certain investment opportunities. The Funds also are subject to the risks associated with the investments received as collateral from the borrower.

For the year ended March 31, 2023, the Taxable Bond Fund, Municipal Bond Fund and Defensive Allocation Fund had not participated in a securities lending program. The Equity Allocation Fund’s securities on loan were appropriately collateralized at March 31, 2023. Cash Collateral received as part of the Equity Allocation Fund’s securities lending program was invested in the following securities as of March 31, 2023:

Description	Par	Value
Repurchase Agreement with BofA Securities, Inc., 4.80%, 4/3/2023*#	$8,335,641	$8,335,641
Total	$8,335,641	$8,335,641

*	The rate shown is the annualized 7-day yield as of March 31, 2023.

#	The repurchase agreement is collateralized by a fixed income U.S. Treasury Security in the amount of $8,502,353.

As of March 31, 2023, the Equity Allocation Fund held Non-Cash Collateral in the amount of $14,930,542 which consisted of U.S. Treasury Securities.

The Equity Allocation Fund pays a portion of net revenue from securities lending to JPMorgan Chase Bank, N.A. (“JPM”) for its services as the securities lending agent. The securities lending income as shown in the Statement of Operations is net of these expenses. For the year ended March 31, 2023, the Equity Allocation Fund paid $62,394 to JPM from securities lending revenue.

(f)	Distributions to Shareholders

The Taxable Bond Fund and Municipal Bond Fund intend to pay dividends from net investment income at least quarterly. The Defensive Allocation Fund and Equity Allocation Fund intend to pay dividends from net investment income at least annually. The Funds intend to distribute all or substantially all of their net realized capital gains (reduced by available capital loss carryforwards from prior years) at least annually. Distributions are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to

69

ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Distributions to Shareholders (Continued)

distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of each individual Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

(g)	Amortization

Discounts on securities purchased are amortized over the life of the respective securities. Premiums on securities purchased are amortized over the life of the respective security, unless the security has a non-contingent call feature, in which case the premium is amortized to the earliest call date.

(h) Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

(i) Commitments and Contingencies

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(j) Derivatives

Futures Contracts – The Municipal Bond Fund invests in futures contracts for purpose of hedging its existing portfolio securities or securities the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Fund only enters into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on indices or interest rates, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).These contracts also may be settled by entering into an offsetting futures contract.

The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

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ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k) Federal Income Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing each Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years. As of and during the year ended March 31, 2023, the Funds did not record a liability for any tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Market Risks

Due to market conditions, the value of the Funds’ investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally, the value of Funds’ investments, and overall performance of the Funds.

(m) Non-Diversification Risk

Defensive Allocation Fund is considered non-diversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular issuer held by the Fund may affect its value more than if it invested in a larger number of issuers and the value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

(a)	Investment Advisory Fees

The Adviser provides investment advisory services to the Funds pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust. In consideration for such services the Funds will pay the Adviser a fee based on the average daily net assets, computed and accrued daily and paid monthly in arrears. Pursuant to an administrative services agreement (the “Administration Agreement”) with the Trust, the Adviser is entitled to a fee based on the average daily net assets, computed and accrued daily and paid monthly in arrears, for providing administrative services to the Funds that include the selection

71

ASPIRIANT TRUST

Notes to Financial Statements (Continued)

March 31, 2023

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (Continued)

(a)	Investment Advisory Fees (Continued)

and monitoring of investment sub-advisers, negotiation of investment sub-advisory agreements, data gathering regarding investments, liaison with outside service providers such as the administrator, transfer agent, custodian, auditors and accountants, creation of investor communications, and other such activities.

Taxable Bond Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.25% of the Taxable Bond Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.25% to 0.08% through July 31, 2023. The advisory fee waiver is not subject to recoupment. During the year ended March 31, 2023, the Adviser waived $317,884 of its advisory fee for the Taxable Bond Fund.

Under the Administration Agreement, the Taxable Bond Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has contractually agreed to waive expenses at a rate of 0.07% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.03% of average daily net assets. The administrative services waiver is not subject to recoupment. For the year ended March 31, 2023, the Adviser waived $130,894 under the Administration Agreement.

Municipal Bond Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.27% of the Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.27% to 0.21% through July 31, 2023. The advisory fee waiver is not subject to recoupment. For the year ended March 31, 2023, the Adviser waived $580,680 of its advisory fee for the Municipal Bond Fund.

Under the Administration Agreement, the Municipal Bond Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has contractually agreed to waive expenses at a rate of 0.07% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.03% of average daily net assets. The administrative services waiver is not subject to recoupment. For the year ended March 31, 2023, the Adviser waived $677,460 under the Administration Agreement.

Defensive Allocation Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.10% of the Defensive Allocation Fund’s average daily net assets.

Under the Administration Agreement, the Defensive Allocation Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has contractually agreed to waive expenses at a rate of 0.09% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.01% of average daily net assets. The administrative services waiver is not subject to recoupment. For the year ended March 31, 2023, the Adviser waived $1,225,590 under the Administration Agreement.

Equity Allocation Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.24% of the Equity Allocation Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.24% to 0.16% through July 31, 2023. The advisory fee waiver is not subject to recoupment. During the year ended March 31, 2023, the Adviser waived $1,202,295 of its advisory fee for the Equity Allocation Fund.

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Notes to Financial Statements (Continued)

March 31, 2023

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (Continued)

(a)	Investment Advisory Fees (Continued)

Under the Administration Agreement, the Equity Allocation Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has contractually agreed to waive expenses at a rate of 0.06% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.04% of average daily net assets. The administrative services waiver is not subject to recoupment. For the year ended March 31, 2023, the Adviser waived $901,707 under the Administration Agreement.

(b)	Sub-Advisory Fees

Nuveen Asset Management, LLC and Allspring Global Investments, LLC (formerly known as Wells Capital Management Inc.) serve as the sub-advisers of the Municipal Bond Fund. Effective April 11, 2022, MacKay Shields LLC began serving as a sub-adviser for the Municipal Bond Fund. Aperio Group, LLC and Wellington Management Company LLP serve as the sub-advisers of the Equity Allocation Fund. Effective October 25, 2022, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) began serving as a sub-adviser for the Equity Allocation Fund. The Adviser pays a portion of its advisory fee to the sub-advisers for sub-advisory services they provide to the Funds.

(c)	Custodian Fees

JPM serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

(d)	Fund Accounting Fees

JPM also serves as the Trust’s fund accounting agent.

(e)	Administration Fees

UMB Fund Services, Inc. (“UMBFS”) serves as the Trust’s administrator and provides various administrative services necessary for the operations of the Trust including facilitating general Fund management; supervising the maintenance of each individual Fund’s general ledger, the preparation of the Funds’ financial statements, the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports.

(f)	Transfer Agent Fees

UMBFS also serves as a Trust’s Transfer Agent and dividend disbursing agent.

(g) Trustees’ Fees

Certain Trustees and officers of the Trust are officers of the Adviser. Each Trustee receives an annual retainer. Effective April 1, 2022, the annual retainer is $75,000. Each Trustee also receives $2,000 for each telephonic meeting that he or she attends, plus reimbursement of related expenses. The Chair of the Audit Committee is paid an additional $7,500 per year.

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Notes to Financial Statements (Continued)

March 31, 2023

4.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2023, cost of purchases and proceeds from sales and dispositions of portfolio securities, other than short-term investments, were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Taxable Bond Fund	$33,152,018	$33,587,387	$—	$—
Municipal Bond Fund	166,062,843	127,660,468	268,728,762	368,624,903
Defensive Allocation Fund	262,199,746	452,644,803	—	—
Equity Allocation Fund	500,484,254	657,227,582	—	—

5.	INVESTMENTS IN AFFILIATED ISSUERS

As of March 31, 2023, certain of the Fund’s investments were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Fund owns 5% or more of the investment’s total capital. The activity resulting from investments in these investments, including dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated investments (including activity during the year ended March 31, 2023) is shown below:

Investment	Shares 3/31/2022	Shares 3/31/2023	Fair Value 3/31/2022	Purchases	Proceeds From Sales or Other Dispositions	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 3/31/2023	Dividend Income
Defensive Allocation Fund
GMO Benchmark-Free Allocation Fund - Class IV	14,682,683	14,682,683	$367,213,899	$—	$—	$—	$(3,083,363)	$364,130,536	$11,556,740
GMO Equity Dislocation Investment Fund - Class A	2,825,535	4,118,232	57,104,064	26,688,381	—	—	2,360,974	86,153,419	688,381
Managed Fund/Bridgewater Fund Limited	—	1,355,942	—	130,000,000	—	—	(16,218,964)	113,781,036	—
Total Defensive Allocation Affiliated Investments			$424,317,963	$156,688,381	$—	$—	$(16,941,353)	$564,064,991	$12,245,121

Equity Allocation Fund
Bridgewater All Weather China, Ltd.	—	—	$69,910,097	$—	$—	$—	$(9,515,785)	$60,394,312	$—
GMO Equity Dislocation Investment Fund - Class A	4,024,377	4,059,873	81,332,650	755,765	—	—	2,844,120	$84,932,535	755,765
Total Equity Allocation Affiliated Investments			$151,242,747	$755,765	$—	$—	$(6,671,665)	$145,326,847	$755,765

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Notes to Financial Statements (Continued)

March 31, 2023

6.	OTHER DERIVATIVE INFORMATION

The quarterly average notional value for short futures contracts for the Municipal Bond Fund during the year ended March 31, 2023 was $(6,088,429), which is indicative of the volume of activity during the year. The effects of these derivative instruments on the Municipal Bond Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities (“SAL”) and Statement of Operations, and are presented in the tables below. The values of derivative instruments as of March 31, 2023 by risk category are as follows:

Primary Underlying Risk	Notional Value Outstanding		Derivative Assets (Liabilities)
Interest Rate
Short Futures Contracts	$(4,945,781	)*	$(183,373)

Primary Underlying Risk	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate
Short Futures Contracts	$135,381	$(183,373)

*

Amount represents the Notional Value at March 31, 2023. The unrealized appreciation/(depreciation) listed on the Statement of Assets and Liabilities represents the difference between the Notional Value at time of purchases versus the Notional Value at March 31, 2023.

7.	FEDERAL TAX INFORMATION

At March 31, 2023, the cost of investments on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

	Risk-Managed Taxable Bond Fund	Risk-Managed Municipal Bond Fund	Aspiriant Defensive Allocation	Risk-Managed Equity Allocation Fund
Cost of investments	$222,116,564	$1,043,950,535	$1,363,656,999	$1,279,489,991

Gross unrealized appreciation	$599,544	$10,579,748	$17,876,243	$205,631,536
Gross unrealized depreciation	(26,142,030)	(40,574,909)	(46,687,534)	(25,602,508)

Net unrealized appreciation/(depreciation) on investments	$(25,542,486)	$(29,995,161)	$(28,811,291)	$180,029,028

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on investment transactions.

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Notes to Financial Statements (Continued)

March 31, 2023

7.	FEDERAL TAX INFORMATION (Continued)

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal tax year ended February 28, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

	Increase/(Decrease)
	Paid-In Capital	Total Distributable Earnings/(Losses)
Taxable Bond Fund	$—	$—
Municipal Bond Fund	(252,324)	252,324
Defensive Allocation Fund	338,217	(338,217)
Equity Allocation Fund	(2,667)	2,667

As of February 28, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Taxable Bond Fund	Municipal Bond Fund	Defensive Allocation Fund	Equity Allocation Fund
Undistributed ordinary income	$1,924,185	$872,677	$10,942,379	$18,282,369
Undistributed tax-exempt income	—	4,317,479	—	—
Undistributed long-term capital gains	—	—	—	6,852,509
Tax Accumulated earnings	1,924,185	5,190,156	10,942,379	25,134,878
Accumulated capital and other losses	(3,629,859)	(26,943,238)	(28,549,504)	(38,620)
Unrealized appreciation/(depreciation) on investments	(28,463,842)	(42,125,728)	(34,355,335)	133,205,029
Unrealized depreciation on foreign currency	—	—	—	(12,918)
Unrealized depreciation on futures	—	(5,896)	—	—
Total distributable earnings/(losses)	$(30,169,516)	$(63,884,706)	$(51,962,460)	$158,288,369

The tax character of distributions is disclosed for each Fund’s tax year, not the fiscal year, as it represents final and accurate information.

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Notes to Financial Statements (Continued)

March 31, 2023

7.	FEDERAL TAX INFORMATION (Continued)

The tax character of the distributions paid by the Taxable Bond Fund during the fiscal tax years ended February 28, 2023 and February 28, 2022, is as follows:

	Year Ended February 28, 2023	Year Ended February 28, 2022
Distributions paid from:
Ordinary Income	$7,786,381	$4,603,763
Net long-term capital gains	79,185	4,447,008
Total taxable distributions	7,865,566	9,050,771
Total distributions paid	$7,865,566	$9,050,771

The tax character of the distributions paid by the Municipal Bond Fund during the years ended February 28, 2023 and February 28, 2022, is as follows:

	Year Ended February 28, 2023	Year Ended February 28, 2022
Distributions paid from:
Ordinary Income	$624,545	$—
Net long-term capital gains	991,579	7,008,501
Total taxable distributions	1,616,124	7,008,501
Tax-exempt dividends	33,344,967	40,305,768
Total distributions paid	$34,961,091	$47,314,269

The tax character of the distributions paid by the Defensive Allocation Fund during the years ended February 28, 2023 and February 28, 2022, is as follows:

	Year Ended February 28, 2023	Year Ended February 28, 2022
Distributions paid from:
Ordinary Income	$10,301,397	$75,177,928
Net long-term capital gains	—	—
Total taxable distributions	10,301,397	75,177,928
Return of Capital distributions	—	338,217
Total distributions paid	$10,301,397	$75,516,145

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Notes to Financial Statements (Continued)

March 31, 2023

7.	FEDERAL TAX INFORMATION (Continued)

The tax character of the distributions paid by the Equity Allocation Fund during the years ended February 28, 2023 and February 28, 2022, is as follows:

	Year Ended February 28, 2023	Year Ended February 28, 2022
Distributions paid from:
Ordinary Income	$15,219,840	$42,906,900
Net long-term capital gains	16,206,414	1,870,600
Total taxable distributions	31,426,254	44,777,500
Total distributions paid	$31,426,254	$44,777,500

As of February 28, 2023, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	Not Subject to Expiration
	Short-Term	Long-Term
Taxable Bond Fund	$19,835	$3,610,024
Municipal Bond Fund	13,440,834	13,502,404
Defensive Allocation Fund	17,487,623	11,061,881

8.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aspiriant Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Aspiriant Trust, comprising Aspiriant Risk-Managed Taxable Bond Fund, Aspiriant Risk-Managed Municipal Bond Fund, Aspiriant Defensive Allocation Fund, and Aspiriant Risk-Managed Equity Allocation Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2023, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Aspiriant Risk-Managed Taxable Bond Fund	For the year ended March 31, 2023.	For the two years in the period ended March 31, 2023.

For the three years in the period ended March 31, 2023, the one- month period ended March 31, 2020, the year ended February 29, 2020, and the period from March 29, 2018 (commencement of operations) through February 28, 2019.

Aspiriant Risk-Managed Municipal Bond Fund	For the year ended March 31, 2023.	For the two years in the period ended March 31, 2023.	For the three years in the period ended March 31, 2023, the one-month period ended March 31, 2020, the year ended February 29, 2020, and the year ended February 28, 2019.
Aspiriant Defensive Allocation Fund	For the year ended March 31, 2023.	For the two years in the period ended March 31, 2023.	For the three years in the period ended March 31, 2023, the one-month period ended March 31, 2020, the year ended February 29, 2020, and the year ended February 28, 2019.
Aspiriant Risk-Managed Equity Allocation Fund	For the year ended March 31, 2023.	For the two years in the period ended March 31, 2023.	For the three years in the period ended March 31, 2023, the one-month period ended March 31, 2020, the year ended February 29, 2020, and the year ended February 28, 2019.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers, and third-party fund managers and agents; when replies were not received from brokers and third-party fund managers and agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, WI
May 26, 2023

We have served as the auditor of one or more Aspiriant investment companies since 2012.

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Other Information

March 31, 2023 (Unaudited)

QUALIFIED DIVIDEND INCOME

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Taxable Bond Fund, Municipal Bond Fund, Defensive Allocation Fund, and Equity Allocation Fund designate income dividends of 0.06%, 0%, 47.56% and 72.70%, respectively, as qualified dividend income paid during the year ended February 28, 2023.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

As of February 28, 2023, dividends paid by the Taxable Bond Fund, Municipal Bond Fund, Defensive Allocation Fund, and Equity Allocation Fund which are not designated as capital gain distributions, should be multiplied by 0%, 0%, 9.46% and 34.68%, respectively, to arrive at the amount eligible for the corporate dividend received deduction.

LONG-TERM CAPITAL GAINS DESIGNATION

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code, the Taxable Bond Fund, Municipal Bond Fund, Defensive Allocation Fund and Equity Allocation Fund hereby designates $79,185, $991,579, $0 and $16,206,414, respectively, as long-term capital gains distributed during the year ended February 28, 2023.

TAX-EXEMPT INCOME DESIGNATION

For Federal income tax purposes, the Municipal Bond Fund designates tax-exempt dividends of $33,344,967, or the amount determined to be necessary, for the year ended February 28, 2023.

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-877-997-9971 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.aspiriantfunds.com.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling 1-877-997-9971 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

STATEMENT REGARDING THE FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted a liquidity risk management program (the “Program”). The Program’s principal objectives are to support each Fund’s compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely. The Board approved the appointment of liquidity risk management program administrator responsible for administering the Program for the Funds, and for carrying out the specific responsibilities set forth in the program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”).

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Other Information (Continued)

March 31, 2023 (Unaudited)

The Board has reviewed the Program Administrator Report covering the period from May 1, 2022, through April 30, 2023 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity profile, including during any periods of market volatility and net redemptions. In this regard, the program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect an assessment of their relative liquidity under current market conditions.

There can be no assurance that the program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of Aspiriant Trust (the “Trust”) was held at the offices of Aspiriant, LLC (the “Adviser”) on January 3, 2023. The results of the votes of Shareholders for each proposal is as follows:

1. To elect a Trustee (Robert M. Wagman) to the Board of Trustees of the Trust.

	For	Withhold
Aspiriant Risk-Managed Taxable Bond Fund	61,327,625	6,741,874
Aspiriant Risk-Managed Municipal Bond Fund	57,082,559	1,477,976
Aspiriant Defensive Allocation Fund	45,985,053	1,757,117
Aspiriant Risk-Managed Equity Allocation Fund	7,746,593	539,183
Collective Vote	172,141,830	10,516,150

2. To approve the elimination of the diversification policy of the Aspiriant Defensive Allocation Fund (the “Fund”), thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company.

For	Against	Abstain	Broker Non-Vote	Total
57,119,711	1,507,488	4,671,382	4,770,918	68,069,499

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Expense Examples

March 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses of each Fund. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of each Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

ACTUAL EXPENSES

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account value and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in each Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

Taxable Bond Fund	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio(1)	Expense Paid During the Period from October 1, 2022 to March 31, 2023(1)
Actual	$ 1,000.00	$ 1,052.80	0.33%	$ 1.70
Hypothetical	$ 1,000.00	$ 1,023.34	0.33%	$ 1.68

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EXPENSE EXAMPLES (Continued)

March 31, 2023 (Unaudited)

Municipal Bond Fund	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio(1)	Expense Paid During the Period from October 1, 2022 to March 31, 2023(1)
Actual	$ 1,000.00	$ 1,056.40	0.35%	$ 1.78
Hypothetical	$ 1,000.00	$ 1,023.27	0.35%	$ 1.75

Defensive Allocation Fund	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio(1)	Expense Paid During the Period from October 1, 2022 to March 31, 2023(1)
Actual	$ 1,000.00	$ 1,053.80	0.19%	$ 0.97
Hypothetical	$ 1,000.00	$ 1,024.06	0.19%	$ 0.96

Equity Allocation Fund	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio(1)	Expense Paid During the Period from October 1, 2022 to March 31, 2023(1)
Actual	$ 1,000.00	$ 1,148.50	0.28%	$ 1.52
Hypothetical	$ 1,000.00	$ 1,023.58	0.28%	$ 1.43

(1)

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 182/365 (to reflect the half-year period).

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Trustees and Officers

March 31, 2023 (Unaudited)

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer of the Trust. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Independent Trustees
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael D. Le Roy Age 75	Trustee	Indefinite; since 2012	Principal, Crown Capital Advisors LLC (2000-present)	4	Member of Board of Directors and Chairman of the Board, The Rockport Company, LLC (2017-2019)
Robert D. Taylor Age 61	Trustee	Indefinite; since 2012	Partner, Centinela Capital Partners, LLC (2006-present)	4	None
Robert M. Wagman Age 71	Trustee/Chairman	Indefinite; since 2013	Retired (2015-present); Managing Director of Investment Management Services, Aspiriant, LLC (2013-2015)	4	None

The Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling toll-free 1-877-997-9971.

85

ASPIRIANT TRUST

TRUSTEES AND OFFICERS (Continued)

March 31, 2023 (Unaudited)

Officers
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Robert J. Francais Age 57	President	Indefinite; since 2013	Chief Executive Officer, Aspiriant, LLC (2010-present), Chief Operating Officer, Aspiriant, LLC (2008-2009)
John D. Allen Age 51	Vice President	Indefinite; since 2014	Chief Investment Officer, Aspiriant, LLC (2014-present); Client Relationship Manager, Grantham, Mayo, Van Otterloo (2009-2014)
Douglas S. Hendrickson Age 53	Treasurer	Indefinite; since 2016

Chief Financial Officer, Aspiriant, LLC (2016 - present); Acting Chief Financial Officer, Cetera Financial Group (2016-2016); Group Chief Financial Officer, Investor Services Division, Charles Schwab (2013-2015); Head of Corporate Planning, Profitability Analysis and Management Reporting, Charles Schwab (2011-2013)

Benjamin D. Schmidt Age 46	Assistant Treasurer; Secretary, Chief Compliance Officer; Anti-Money Laundering Officer	Indefinite; since 2015	Director, Aspiriant, LLC (2015-present); AVP Fund Administration, UMB Fund Services, Inc. (2000-2015)

86

ASPIRIANT TRUST

Privacy Policy

FACTS	WHAT DOES ASPIRIANT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aspiriant Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Aspiriant Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For marketing purposes – to offer our products and services to you.	No	Do Not Share
For joint marketing with other financial companies.	No	Do Not Share
For our affiliates’ everyday business purposes – information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness.	No	Do Not Share
For our affiliates to market to you.	No	Do Not Share
For nonaffiliates to market to you.	No	Do Not Share

Questions?	Call 1.877.997.9971

87

ASPIRIANT TRUST

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Aspiriant Funds

What we do
How does Aspiriant Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

With respect to online privacy, we employ certain internet and email specific practices to maintain the security of your online sessions, including but not limited to firewall barriers, encryption and authentication procedures.

How does Aspiriant Funds collect my personal information?

We collect you personal information, for example, when you:

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Aspiriant Funds has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Aspiriant Funds does not share with nonaffiliates so they can market to you.

● Nonaffiliates we share with can include: attorneys, accountants, custodians, brokers, service providers, banks and other financial advisors and institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Aspiriant Funds does not jointly market.

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ASPIRIANT RISK-MANAGED TAXABLE BOND FUND
(Ticker RMTBX)

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

(Ticker RMMBX)

ASPIRIANT DEFENSIVE ALLOCATION FUND

(Ticker RMDFX)

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Advisor Shares (Ticker RMEAX)

Each, a series of Aspiriant Trust

INVESTMENT ADVISER

Aspiriant, LLC
11100 Santa Monica Blvd., Suite 600
Los Angeles, CA 90025

SUB-ADVISERS

Aperio Group, LLC
Three Harbor Drive, Suite 315
Sausalito, CA 94965

Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

Wellington Management Company LLP
280 Contress Street
Boston, MA 02210

Allspring Global Investments, LLC
525 Market Street, 10th Floor
San Francisco, CA 94105

MacKay Shields, LLC
1345 Avenue of the Americas
New York, NY 10105

Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf
Boston, MA 02110

AUDITOR

Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

CUSTODIAN

JPMorgan Chase Bank, N.A.
Seaport Center, 70 Fargo Street
Boston, MA 02210-1950

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

TRANSFER AGENT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

(b) Not applicable.

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to the code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provision of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Mr. Michael D. LeRoy qualifies as an “audit committee financial expert” and is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years are as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2022	$162,000
Fiscal year ended March 31, 2023	$170,100

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements. The audit-related services fees include pricing, technology, travel, and other audit-related general expenses.

Fiscal year ended March 31, 2022	$17,745
Fiscal year ended March 31, 2023	$9,112

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. The tax services provided include review and signing of the Registrant’s income and excise tax returns, and review of excise distribution calculations.

Fiscal year ended March 31, 2022	$36,600
Fiscal year ended March 31, 2023	$38,420

(d) All Other Fees.

The aggregate fees billed for the past two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended March 31, 2022	None
Fiscal year ended March 31, 2023	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the principal accountant’s fees or services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the past two fiscal years.

Fiscal year ended March 31, 2022	$36,600
Fiscal year ended March 31, 2023	$38,420

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a)	(1)	Code of Ethics. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Aspiriant Trust

By	/s/ Robert J. Francais
Title	Robert J. Francais, President and Principal Executive Officer

Date	6/8/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert J. Francais
Title	Robert J. Francais, President and Principal Executive Officer

Date	6/8/2023

By	/s/ Douglas S. Hendrickson
Title	Douglas S. Hendrickson, Treasurer and Principal Financial Officer

Date	6/8/2023